                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                   Investment Company Act file number 811-8437

                           Undiscovered Managers Funds
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                              Plaza of the Americas
                       700 North Pearl Street, Suite 1625
                                Dallas, TX 75201
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                 Mark P. Hurley
                            Undiscovered Managers LLC
                              Plaza of the Americas
                             700 North Pearl Street
                                Dallas, TX 75201
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 214-880-8270

                    Date of fiscal year end: August 31, 2003

                    Date of reporting period: August 31, 2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Undiscovered Managers Funds

------------------------------------------------
ANNUAL REPORT
------------------------------------------------

August 31, 2003

Undiscovered Managers
BEHAVIORAL GROWTH FUND

Undiscovered Managers
BEHAVIORAL VALUE FUND

Undiscovered Managers
REIT FUND

Undiscovered Managers
SPECIAL SMALL CAP FUND

UM SMALL CAP GROWTH FUND

------------------------------------------------                    MANAGERS(TM)

INVESTMENT ADVISER
Undiscovered Managers, LLC
700 North Pearl Street, Suite 1625
Dallas, Texas 75201

DISTRIBUTOR
PFPC Distributors, Inc.
760 Moore Road
King of Prussia, Pennsylvania 19406

LEGAL COUNSEL
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

TRANSFER AGENT
PFPC Inc.
4400 Computer Drive
Westborough, Massachusetts 01581

INDEPENDENT AUDITORS
Deloitte & Touche LLP
1700 Market Street
Philadelphia, PA 19103

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

The report and the financial statements contained herein are submitted for the general information of the shareholders of Undiscovered Managers Funds. The report is not authorized for distribution to prospective investors in Undiscovered Managers Funds unless preceded or accompanied by the current prospectus.

Welcome to our sixth annual report. We appreciate your continued interest in and support of Undiscovered Managers Funds.

I am delighted to report that three of our Funds (Behavioral Growth, Behavioral Value and Small Cap Growth) have significantly outperformed their benchmarks over the last twelve months. Each of these Funds has beaten its respective benchmark by more than 17% during this time period.

The long-term performance of our Funds has remained consistently strong across all of our Funds. Since inception on an average annual basis each of our Funds has outperformed its respective benchmark by at least 2.55% and by as much as 6.41%! We believe that we have been able to deliver these kinds of results by selecting only managers who strictly adhere to their investment philosophies and processes.

This report includes financial statements for the Funds covering the past fiscal year and includes a list of securities owned in the Funds' portfolios as of August 31, 2003. You will also find commentaries on the Funds by each of their respective sub-advisers, as well as an opinion from the Funds' auditors, Deloitte & Touche LLP.

Thank you again for your continued interest and participation. If you have any questions about this report or the Funds, please feel free to call us at (888) 242-3514.

Sincerely,

/s/ Mark P. Hurley
------------------
Mark P. Hurley
Chairman and CEO

UNDISCOVERED MANAGERS BEHAVIORAL GROWTH FUND

[LINE GRAPH]

The illustration above compares a $10,000 investment made in Institutional Class shares of the Fund on the date of the commencement of investment operations of the Fund to a $10,000 investment made in a benchmark securities index on such date. All index and Fund performance assumes reinvestment of dividends and distributions. Total return information is provided for the period beginning with the commencement of investment operations of the Fund through 8/31/03.

Past performance is not predictive of future performance.

Fund performance does not reflect any taxes payable by a shareholder on Fund distributions or the redemption of Fund shares.

At the end of the time period shown above a $10,000 investment in the Fund's Investor Class shares would have been valued at $13,122.

              AVERAGE ANNUAL TOTAL RETURN FOR PERIOD ENDING 8/31/03

                                                    BEHAVIORAL GROWTH                              RUSSELL 2500
                                                         FUND(1)                                  GROWTH INDEX(2)
                                                                             ONE YEAR

Institutional Class                                      51.93%                                        33.62%
Investor Class                                           51.37%                                        33.62%

                                                                             FIVE YEAR

Institutional Class                                      10.60%                                         8.46%
Investor Class                                           10.29%                                         8.46%

                                                                          SINCE INCEPTION

Institutional Class (Inception date: 12/31/97)            8.29%                                         2.47%
Investor Class (Inception date: 7/31/98)                  5.49%                                         2.50%

-------------

1. Investment return and principal value of mutual funds will vary with market conditions, so that shares, when redeemed, may be worth more or less than their original cost. Return figures reflect fee waivers. If the fee waivers were not in effect, the Fund's returns would have been lower.

2. The Russell 2500 Growth Index consists of those companies within the 2500 smallest of the 3000 largest U.S.-domiciled companies, ranked by market capitalization, with higher price-to-book ratios and higher forecasted growth rates. The Russell 2500 Growth Index is an unmanaged index. An individual cannot invest directly in an index.

Total return information provided for the period beginning with the commencement of investment operations of the Fund through 8/31/03. Past performance is not predictive of future performance. The total return information does not reflect any taxes payable by a shareholder on Fund distributions or the redemption of Fund shares. Performance results reflect any voluntary limitations and waivers of Fund expenses by Undiscovered Managers, LLC, the investment adviser of the Fund. Absent these expense limitations and waivers, performance results would have been lower. The index's performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. It is not possible to invest directly in an index.

2 UNDISCOVERED MANAGERS FUNDS

UNDISCOVERED MANAGERS BEHAVIORAL GROWTH FUND

INVESTMENT SUB-ADVISER: FULLER & THALER ASSET MANAGEMENT, INC.

   Undiscovered Managers Behavioral Growth Fund performed well in the fiscal year ending August 31, 2003, returning 51.93%. The Fund outperformed during the fiscal year relative to its benchmark, the Russell 2500 Growth Index, which returned 33.62%. Strength came from the technology, consumer cyclicals, and healthcare sectors. Durables were a disappointing area of performance.

   The last fiscal year has been favorable for stocks in the technology and consumer cyclical areas due to a slowly improving economy, low interest rates and healthy consumer spending. These two areas represented the largest sector exposures in the portfolio due to the earnings growth that was produced under these ideal economic conditions. Healthcare stocks continued to be a strong area of performance for the Fund due to the continued advances in technology.

   BEST PERFORMERS

   ADTRAN -- This designer and manufacturer of high-speed digital transmission products has been a strong performer in the last fiscal year. Increasing demand and new products drove sales, margins and earnings during the period.

   COACH -- Designer and producer of leather goods and accessories. New products, better manufacturing, sourcing and increasing demand overseas produced strong sales and earnings growth for this name brand retailer during the period.

   EXPEDIA -- A provider of on-line travel services that was acquired by InterActive Corp.

   POOR PERFORMERS

   NETIQ -- Provider of performance and availability management software was sold after an earnings disappointment.

   OVERTURE -- This Internet search provider was a poor performer for the Fund with concerns about competition and customer retention. The Fund sold this security.

   QUANEX -- A manufacturer of specialized metal products made from carbon, steel and aluminum. Volatile demand from original equipment manufacturers and high raw material costs lead to poor earnings performance during the period. The Fund sold this security.

                                                   UNDISCOVERED MANAGERS FUNDS 3

UNDISCOVERED MANAGERS BEHAVIORAL VALUE FUND

[LINE GRAPH]

The illustration above compares a $10,000 investment made in Institutional Class shares of the Fund on the date of the commencement of investment operations of the Fund to a $10,000 investment made in a benchmark securities index on such date. All index and Fund performance assumes reinvestment of dividends and distributions. Total return information is provided for the period beginning with the commencement of investment operations of the Fund through 8/31/03.

Past performance is not predictive of future performance.

Fund performance does not reflect any taxes payable by a shareholder on Fund distributions or the redemption of Fund shares.

              AVERAGE ANNUAL TOTAL RETURN FOR PERIOD ENDING 8/31/03

                                                     BEHAVIORAL VALUE                             RUSSELL 2000
                                                          FUND(1)                                VALUE INDEX(2)
                                                                              ONE YEAR
Institutional Class                                       41.56%                                     23.68%

                                                                          SINCE INCEPTION

Institutional Class (Inception date: 12/28/98)            17.05%                                     10.64%

--------------
1. Investment return and principal value of mutual funds will vary with market conditions, so that shares, when redeemed, may be worth more or less than their original cost. Return figures reflect fee waivers. If the fee waivers were not in effect, the Fund's returns would have been lower.

2. The Russell 2000 Value Index consists of those companies within the 2000 smallest of the 3000 largest U.S.-domiciled companies, ranked by market capitalization, with lower price-to-book ratios and lower forecasted growth rates. The Russell 2000 Value Index is an unmanaged index. An individual cannot invest directly in an index.

Total return information provided for the period beginning with the commencement of investment operations of the Fund through 8/31/03. Past performance is not predictive of future performance. The total return information does not reflect any taxes payable by a shareholder on Fund distributions or the redemption of Fund shares. Performance results reflect any voluntary limitations and waivers of Fund expenses by Undiscovered Managers, LLC, the investment adviser of the Fund. Absent these expense limitations and waivers, performance results would have been lower. The index's performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. It is not possible to invest directly in an index.

4 UNDISCOVERED MANAGERS FUNDS

UNDISCOVERED MANAGERS BEHAVIORAL VALUE FUND

INVESTMENT SUB-ADVISER: FULLER & THALER ASSET MANAGEMENT, INC.

   Over the fiscal year ended August 31, 2003, the Fund outperformed its benchmark, with a return of 41.56% vs 23.68% for the Russell 2000 Value. The longer term performance continues to be ahead of its benchmark, with annualized returns since we began managing the Fund four and three-quarter years ago (12/28/98) of 17.05% vs 10.64% for the Russell 2000 Value.

   The Fund performed well primarily because of stock selection, as the Fund's positions outperformed their industries in sectors such as consumer discretionary, consumer staples, financial services, utilities, and energy. In addition, the Fund benefited from its overweight position in healthcare, information technology, telecommunication services, and basic materials.

   A slowly improving economy and continued low interest rates combined with an easing of concerns about tensions in the Middle East to propel the equity markets generally. These factors also supported the outperformance of small-cap stocks.

   PURCHASES

   Selectica, a software provider of web-based sales products, was bought because of its successful efforts to reduce overhead costs and improve license and service sales.

   Warnaco, a manufacturer of licensed apparel, was bought because of its (in our view) successful expense reduction efforts combined with its massive reduction in debt as a result of its restructuring.

   SALES

   Airgas, a provider of specialty gases and equipment, was sold as it no longer met our valuation criteria.

   Stone Energy, an onshore and off-shore Gulf of Mexico oil and natural gas exploration and production company, was also sold as it no longer met our valuation criteria.

                                                   UNDISCOVERED MANAGERS FUNDS 5

UNDISCOVERED MANAGERS REIT FUND

[LINE GRAPH]

The illustration above compares a $10,000 investment made in Institutional Class shares of the Fund on the date of the commencement of investment operations of the Fund to a $10,000 investment made in a benchmark securities index on such date. All index and Fund performance assumes reinvestment of dividends and distributions. Total return information is provided for the period beginning with the commencement of investment operations of the Fund through 8/31/03.

Past performance is not predictive of future performance.

Fund performance does not reflect any taxes payable by a shareholder on Fund distributions or the redemption of Fund shares.

              AVERAGE ANNUAL TOTAL RETURN FOR PERIOD ENDING 8/31/03

                                                       REIT FUND(1)                         MORGAN STANLEY REIT INDEX(2)
                                                                             ONE YEAR

Institutional Class                                       15.14%                                       16.44%
                                                                             FIVE YEAR

Institutional Class                                       13.76%                                       12.15%
                                                                          SINCE INCEPTION

Institutional Class (Inception date: 1/1/98)               8.91%                                        6.36%

-----------------
1. Investment return and principal value of mutual funds will vary with market conditions, so that shares, when redeemed, may be worth more or less than their original cost. Return figures reflect fee waivers. If the fee waivers were not in effect, the Fund's returns would have been lower.

2. The Morgan Stanley REIT Index is a market capitalization weighted total return index of 114 REITs which exceed certain minimum liquidity criteria concerning market capitalization, shares outstanding, trading volume and per share market price. The Morgan Stanley REIT Index is an unman- aged index. An individual cannot invest directly in an index.

Total return information provided for the period beginning with the commencement of investment operations of the Fund through 8/31/03. Past performance is not predictive of future performance. The total return information does not reflect any taxes payable by a shareholder on Fund distributions or the redemption of Fund shares. Performance results reflect any voluntary limitations and waivers of Fund expenses by Undiscovered Managers, LLC, the investment adviser of the Fund. Absent these expense limitations and waivers, performance results would have been lower. The index's performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. It is not possible to invest directly in an index.

6 UNDISCOVERED MANAGERS FUNDS

UNDISCOVERED MANAGERS REIT FUND

INVESTMENT SUB-ADVISER: BAY ISLE FINANCIAL LLC

   Undiscovered Mangers REIT Fund delivered a solid total return of 15.14% for the fiscal year ended August 31, 2003. While we are pleased with these results, they were somewhat overshadowed by its benchmark, the Morgan Stanley REIT Index (RMS), with a return of 16.44% during the same time period. The strength of the REIT market this past year has certainly been in the retail sector, as consumer spending has remained firm, while the apartment and office sectors have languished due to the lack of job growth and poor demand for space.

   We believe that the mildly disappointing performance versus our benchmark for the most recent year relates primarily to investors' short-term preferences among REIT stocks during that time period. The Fund focuses on strong companies with value-creating capabilities and superior balance sheets, which we expect, over time, to deliver higher risk-adjusted total returns. However, over shorter time periods investors are sometimes unwilling to provide such companies with the valuations that we believe they deserve and, quite often, they focus more intently on dividend yields. This may be particularly true when real estate markets provide few attractive development or acquisition opportunities and when capital markets are flush with cash (which has been the case for at least the past 18 months).

   Furthermore, our value-oriented approach to REIT stock valuation is to emphasize quality management teams, quality real estate locations and quality balance sheets, along with estimated net asset values, rather than near- term growth prospects or dividend yields and, in bull markets such as the REIT industry has enjoyed in recent quarters, net asset valuation analysis may not be as predictive of near-term price performance as we believe it is over long time periods. Thus, while disappointed, we were not surprised to see the Fund under-perform some- what in this rapidly rising market; indeed, we believe that the Fund will often under-perform somewhat in strongly bullish markets, but in the past we have been able to more than offset this in weak markets. There were no individual stock positions that had a major impact on the Fund's performance during the past year, although some of our larger holdings did not perform as well as we would have liked.

   The Fund continues to be a concentrated portfolio that focuses on companies with what we believe to be strong management, solid balance sheets, quality assets and locations, and above average long-term growth prospects. We continue to follow the same disciplined approach that we have always used, and have made no material changes in our management of the REIT portfolio despite the shifting sands of style preferences. While many of the high yield REITs drove the performance of the RMS this past year, we maintain our belief that focusing on quality REITs whose management teams are able to create value for shareholders consistently both reduces risk and results in out-performance over the long run. In the meantime, we stay the course and maintain our low turnover ratio.

   Consistent with the foregoing, while some sectors out-performed and others under-performed the overall REIT market, the Fund made modest strategic changes to the portfolio based on company-specific valuations. We increased our exposure to strong retail REITs and pared back some of the weaker office REITs. As such, we have increased our exposure to the broad retail sector by five percentage points, in reflection of the economic recovery that has continued to be consumer driven. The spottiness of the recovery has made, in our view, a rebound in the apartment and office sectors less certain and highlighted the relative strength of the retail sector.

   The Fund's exposure to retail was advantageous to our shareholders, highlighted by Chelsea Property Group (CPG), General Growth Properties (GGP), and Macerich Company (MAC), where we held substantial positions all year. Occupancy rates have been up, and these companies have been getting substantial rental rate increases when old leases expire. In addition, these companies have made attractive acquisitions throughout the year - in CPG's case, by completing several major and profitable developments in Japan. While the performance of the office sector has been very uneven during the course of the year, our portfolio has benefited by positions in Boston Properties
   (BXP), Cousins Properties (CUZ), and Kilroy Realty (KRC). We believe these stocks performed relatively well due to management's strong leasing efforts, which held occupancy rates at relatively high levels, and low near-term lease expiration schedules.

                                                   UNDISCOVERED MANAGERS FUNDS 7

UNDISCOVERED MANAGERS SPECIAL SMALL CAP FUND

[LINE GRAPH]

The illustration above compares a $10,000 investment made in Institutional Class shares of the Fund on the date of the commencement of investment operations of the Fund to a $10,000 investment made in a benchmark securities index on such date. All index and Fund performance assumes reinvestment of dividends and distributions. Total return information is provided for the period beginning with the commencement of investment operations of the Fund through 8/31/03.

Past performance is not predictive of future performance.

Fund performance does not reflect any taxes payable by a shareholder on Fund distributions or the redemption of Fund shares.

              AVERAGE ANNUAL TOTAL RETURN FOR PERIOD ENDING 8/31/03

                                                      SPECIAL SMALL                              RUSSELL 2000
                                                       CAP FUND(1)                                  INDEX(2)
                                                                             ONE YEAR

Institutional Class                                       18.03%                                    29.08%
                                                                             FIVE YEAR

Institutional Class                                       11.71%                                     9.50%

                                                                          SINCE INCEPTION

Institutional Class (Inception date: 12/30/97)             6.73%                                     4.06%

---------------------
1. Investment return and principal value of mutual funds will vary with market conditions, so that shares, when redeemed, may be worth more or less than their original cost. Return figures reflect fee waivers. If the fee waivers were not in effect, the Fund's returns would have been lower.

2. The Russell 2000 Index consists of the 2000 smallest of the 3000 largest U.S.-domiciled companies, ranked by market capitalization. The Russell 2000 Index is an unmanaged index. An individual cannot invest directly in an index.

Total return information provided for the period beginning with the commencement of investment operations of the Fund through 8/31/03. Past performance is not predictive of future performance. The total return information does not reflect any taxes payable by a shareholder on Fund distributions or the redemption of Fund shares. Performance results reflect any voluntary limitations and waivers of Fund expenses by Undiscovered Managers, LLC, the investment adviser of the Fund. Absent these expense limitations and waivers, performance results would have been lower. The index's performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. It is not possible to invest directly in an index.

8 UNDISCOVERED MANAGERS FUNDS

UNDISCOVERED MANAGERS SPECIAL SMALL CAP FUND

INVESTMENT SUB-ADVISER: KESTREL INVESTMENT MANAGEMENT CORP.

   The market environment of the past twelve months was characterized by a surge in small, speculative stocks. While the Special Small Cap Fund gained a respectable 18.03%, our low beta portfolio did not keep pace with either the Russell 2000 Value Index (+23.68%) or the more volatile Russell 2000 Index (+29.08%). Our relatively low weighting in technology stocks left us with little exposure to this sector's sharp upward move, just as our low-tech portfolio had protected us from the market's sharp decline in previous years.

   Performance in the most recent year is best highlighted by the old Joan Baez song, "Diamonds and Rust." Our two best performing stocks for the period were Zale Corp. (+68%) and industrial machinery manufacturer EnPro Industries, Inc. (+169%). EnPro Industries, Inc. was actually as much a play on dust as rust, with the main factor moving the shares being the status of legislation that would resolve the company's asbestos liability. Zale Corp. reported solid fundamental results in an extremely difficult retailing environment, and management demonstrated their confidence in the future by launching a dutch tender to repurchase 20% of the outstanding shares at a significant premium.

   It was not a good year to have the governments of Venezuela and Iraq as major customers. Lead additive manufacturer Octel Corp. (-22%) was one of our worst performers for the period, although it did revive in August with the announcement of a renewed buyback program. Valassis Communications (-22%) wound up in a destructive price war with its duopoly competitor.

   Our style remains consistent regardless of market environment. We try to invest conservatively, building on the co-portfolio managers' combined fifty-plus years of investment experience. Joan Baez penned a line in that 1975 song "we both know what memories can bring - they bring diamonds and rust." Our mission going forward is to find the investment diamonds before our brain cells start rusting out.

                                                   UNDISCOVERED MANAGERS FUNDS 9

UM SMALL CAP GROWTH FUND

[LINE GRAPH]

The illustration above compares a $10,000 investment made in Institutional Class shares of the Fund on the date of the commencement of investment operations of the Fund to a $10,000 investment made in a benchmark securities index on such date. All index and Fund performance assumes reinvestment of dividends and distributions. Total return information is provided for the period beginning with the commencement of investment operations of the Fund through 8/31/03.

Past performance is not predictive of future performance.

Fund performance does not reflect any taxes payable by a shareholder on Fund distributions or the redemption of Fund shares.

              AVERAGE ANNUAL TOTAL RETURN FOR PERIOD ENDING 8/31/03

                                                       SMALL  CAP                                  RUSSELL 2000
                                                      GROWTH FUND(1)                              GROWTH INDEX(2)
                                                                             ONE YEAR

Institutional Class                                       54.88%                                       34.90%

                                                                          SINCE INCEPTION

Institutional Class (Inception date: 10/2/00)             (9.30)%                                     (12.23)%

-------------------
1. Investment return and principal value of mutual funds will vary with market conditions, so that shares, when redeemed, may be worth more or less than their original cost. Return figures reflect fee waivers. If fee waivers were not in effect, the Fund's returns would have been lower.

2. The Russell 2000 Growth Index consists of those companies within the 2000 smallest of the 3000 largest U.S.-domiciled companies, ranked by market capitalization, with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Growth Index is an unmanaged index. An individual cannot invest directly in an index.

Total return information provided for the period beginning with the commencement of investment operations of the Fund through 8/31/03. Past performance is not predictive of future performance. The total return information does not reflect any taxes payable by a shareholder on Fund distributions or the redemption of Fund shares. Performance results reflect any voluntary limitations and waivers of Fund expenses by Undiscovered Managers, LLC, the investment adviser of the Fund. Absent these expense limitations and waivers, performance results would have been lower. The index's performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. It is not possible to invest directly in an index.

10 UNDISCOVERED MANAGERS FUNDS

UM SMALL CAP GROWTH FUND

INVESTMENT SUB-ADVISER: MAZAMA CAPITAL MANAGEMENT

   In 2003, the stock market finally rewarded our portfolio companies for their performance in 2002. After the domestic equity markets experienced a significant fundamental correction in 2000 and 2001, the decline in 2002 seemed, to us, more the result of profound anxiety about the events of September 11th, the ensuing geopolitical conflicts, and the seemingly endless parade of corporate scandals. Despite all the uncertainty, business fundamentals and the economy showed remarkable resilience in 2002. In general, the Fund's companies continued to capture market share, execute their business plans, and exceed Wall Street expectations--80% of our portfolio was invested in companies that beat Wall Street estimates in the fourth quarter of 2002. Nevertheless, investors remained distracted and unwilling to invest throughout 2002 and in the beginning of 2003. In our view, at such time, high-quality, high-growth companies became grossly undervalued and expectations were abysmal. Liquidity dried up and cash balances grew as investors sought shelter from the uncertain direction of the stock market.

   As the stock market has improved in 2003, led by small cap technology and healthcare stocks, we have taken profits in many of our high growth stocks within those sectors and have decreased our relative exposure closer to that of the Russell 2000 Growth Index. In anticipation of a continuing economic recovery, we have maintained modest overweights in technology and healthcare, and continue to emphasize high-growth industry groups within those sectors, yet we have increased our exposure to healthcare services, technology-related producer durable companies and financial services companies as their valuations have become increasingly attractive.

   In addition to our healthcare exposure, we continue to emphasize technology stocks in our portfolio. In recent months we have taken some profits in several of our pure-growth technology and defense technology holdings and, for the first time in four years, made select investments in cyclical technology companies, taking advantage of the up-tick in product order rates these companies are experiencing. The excess capacity--built up prior to Y2K and through the last market bubble and the correction that followed-- created a low-expectation, low-valuation environment and a compelling investment opportunity in those companies, which are performing well now and are, we believe, best positioned to perform exceptionally well as the economy continues to recover.

                                                  UNDISCOVERED MANAGERS FUNDS 11

BEHAVIORAL GROWTH FUND
Portfolio of Investments - August 31, 2003

                                                                   VALUE
SHARES                                                            (NOTE 2)
------                                                           ----------
COMMON STOCKS - 97.72%

             AEROSPACE/DEFENSE - 1.81%
   128,700   Titan Corp.* ....................................  $  2,069,496
                                                                ------------
             AIR TRANSPORTATION - 2.05%
   174,300   AirTran Holdings, Inc.* .........................     2,340,849
                                                                ------------
             APPAREL MANUFACTURERS - 4.77%
    65,700   Coach, Inc.* ....................................     3,813,228
    41,100   K-Swiss, Inc., Class A ..........................     1,633,314
                                                                ------------
                                                                   5,446,542
                                                                ------------
             COMPUTER HARDWARE & SOFTWARE - 14.53%
   142,600   Cray, Inc.* .....................................     1,806,742
    57,200   Inter-Tel, Inc. .................................     1,441,440
   122,900   Macromedia, Inc.* ...............................     2,929,936
    77,200   NetScreen Technologies, Inc.* ...................     1,847,396
   320,800   Novell, Inc.* ...................................     1,613,624
    77,800   SanDisk Corp.* ..................................     4,703,788
   196,700   Western Digital Corp.* ..........................     2,260,083
                                                                ------------
                                                                  16,603,009
                                                                ------------
             CONSULTING SERVICES - 1.33%
    59,000   PDI, Inc.* ......................................     1,522,200
                                                                ------------
             CONSUMER PRODUCTS - 7.17%
    82,800   Helen of Troy, Ltd.* ............................     1,796,677
    55,400   Leapfrog Enterprises, Inc.*......................     2,077,500
    85,000   Marvel Enterprises, Inc.*........................     1,861,500
    93,000   NBTY, Inc.*......................................     2,459,850
                                                                ------------
                                                                   8,195,527
                                                                ------------

             ELECTRONICS - 2.04%
   115,100   Mentor Graphics Corp.* ..........................     2,330,775
                                                                ------------
             FOOD & BEVERAGE - 1.29%
    36,300   J.M. Smucker Co..................................     1,469,424
                                                                ------------
             HOTEL/GAMING - 6.40%
    59,000   GTECH Holdings Corp..............................     2,500,420
   123,000   International Game Technology ...................     3,178,320
    73,600   Penn National Gaming, Inc.*......................     1,630,240
                                                                ------------
                                                                   7,308,980
                                                                ------------
             INDUSTRIAL - 1.79%
    66,700   Cognex Corp......................................     2,045,022
                                                                ------------
             INTERNET SERVICES - 8.31%
    54,500   Getty Images, Inc.* .............................     2,223,600
    56,000   Priceline.com, Inc.* ............................     2,211,440
   130,300   RSA Security, Inc.* .............................     1,574,024
    91,400   United Online, Inc.* ............................     3,483,254
                                                                ------------
                                                                   9,492,318
                                                                ------------

             MEDICAL-MANAGEMENT SERVICES - 1.08%
    63,000   Sierra Health Services, Inc.*....................     1,229,130
                                                                ------------
             MEDICAL PRODUCTS - 8.21%
    90,500   Andrx Corp.* ....................................     1,629,000

    31,100   INAMED Corp.* ...................................     2,296,424
    58,700   Varian Medical Systems, Inc.* ...................     3,278,395
    88,500   Wright Medical Group, Inc.* .....................     2,181,525
                                                                ------------
                                                                   9,385,344
                                                                ------------
             RETAIL - 10.35%
    31,500   Advance Auto Parts, Inc.* .......................     2,351,475
    65,800   Aeropostale, Inc.* ..............................     1,847,006
    50,200   Electronics Boutique Holdings Corp.*.............     1,668,146
    99,700   Insight Enterprises, Inc.*.......................     1,792,606
    68,800   Pacific Sunwear of California, Inc.*.............     2,325,440
    57,400   PETCO Animal Supplies, Inc.*.....................     1,842,540
                                                                ------------
                                                                  11,827,213
                                                                ------------
             SCHOOLS - 4.04%
    37,400   Corinthian Colleges, Inc.*.......................     2,152,370
    56,700   ITT Educational Services, Inc.*..................     2,457,945
                                                                ------------
                                                                   4,610,315
                                                                ------------
             SEMICONDUCTORS - 7.58%
   169,900   Cypress Semiconductor Corp.*.....................     3,155,043
    55,600   DSP Group, Inc.* ................................     1,513,432
    72,200   Photronics, Inc.*................................     1,753,738
    69,700   Power Integrations, Inc.* .......................     2,242,946
                                                                ------------
                                                                   8,665,159
                                                                ------------
             TECHNOLOGY - 4.01%
    72,400   Gen-Probe, Inc.*.................................     4,578,576
                                                                ------------
             TELECOMMUNICATIONS EQUIPMENT - 10.96%
    53,600   ADTRAN, Inc......................................     2,937,280
    72,500   Advanced Fibre Communications, Inc.* ............     1,687,075
   175,400   Foundry Networks, Inc. * ........................     3,411,530
    89,800   Plantronics, Inc.* ..............................     2,269,246
   129,000   Polycom, Inc.* ..................................     2,213,640
                                                                ------------
                                                                  12,518,771
                                                                ------------
TOTAL INVESTMENTS - 97.72%
       (Cost $75,518,815).....................................   111,638,650
                                                                ------------
NET OTHER ASSETS LESS LIABILITIES - 2.28% ....................     2,609,503
                                                                ------------
NET ASSETS - 100.00% .........................................  $114,248,153
                                                                ============

-------------
*Non-income producing security

                        See Notes to Financial Statements

12 UNDISCOVERED MANAGERS FUNDS

BEHAVIORAL VALUE FUND
Portfolio of Investments - August 31, 2003

                                                             VALUE
SHARES                                                      (NOTE 2)
------                                                     ----------
COMMON STOCKS - 98.81%

         ADVERTISING - 0.23%
 43,000  Digital Generation Systems, Inc.* .........       $   93,310
                                                           ----------
         AEROSPACE/DEFENSE - 1.30%
 39,200  BE Aerospace, Inc.* .......................          174,048
 23,100  Teledyne Technologies, Inc.* ..............          352,275
                                                           ----------
                                                              526,323
                                                           ----------
         AUTOMOBILE - 0.71%
115,400  Titan International, Inc. .................          288,500
                                                           ----------
         BUSINESS SERVICES - 4.14%
 65,400  Century Business Services, Inc.* ..........          260,292
  7,300  Corrections Corporation of America*........          167,900
103,661  Edgewater Technology, Inc.* ...............          563,916
 37,300  GSI Commerce, Inc.* .......................          447,600
 34,800  Spherion Corp.* ...........................          241,860
                                                           ----------
                                                            1,681,568
                                                           ----------
         COMMERCIAL SERVICES - 3.50%
 50,900  infoUSA, Inc.* ............................          474,897
 66,800  Interface, Inc., Class A* .................          381,428
 95,400  Service Corporation International* ........          381,600
 44,700  Stewart Enterprises, Inc.* ................          184,164
                                                           ----------
                                                            1,422,089
                                                           ----------

         COMPUTER HARDWARE & SOFTWARE - 6.45%
 16,600  Advent Software, Inc.* .....................         280,540
 53,100  CompuCom Systems, Inc.* ....................         257,004
 88,700  Epicor Software Corp.* .....................         719,357
 67,200  NYFIX, Inc.* ...............................         419,328
 69,800  Parametric Technology Corp.* ...............         232,434
 44,100  Radiant Systems, Inc.*  ....................         237,699
 63,200  Wind River Systems, Inc.* ..................         470,840
                                                           ----------
                                                            2,617,202
                                                           ----------
         DATA SERVICES - 1.22%
 31,800  CSG Systems International, Inc.* ...........         493,536
                                                           ----------
         DIVERSIFIED MANUFACTURING - 2.03%
 43,750  Griffon Corp.* .............................         824,687
                                                           ----------
         ELECTRIC SERVICES - 1.23%
 28,300  Westar Energy, Inc. ........................         497,231
                                                           ----------
         ENTERTAINMENT - 1.98%
 35,550  Activision, Inc.* ..........................         458,951
 63,800  Championship Auto Racing Teams, Inc.* ......          66,352
102,800  Midway Games, Inc.* ........................         276,532
                                                           ----------
                                                              801,835
                                                           ----------
         FINANCIAL SERVICES - 11.70%
  9,400  Allegiant Bancorp, Inc .....................         196,554
 14,100  American Capital Strategies, Ltd. ..........         349,962
 27,898  Ameritrade Holding Corp.* ..................         303,251
 17,300  Banner Corp. ...............................         365,030
 13,600  City Holding Co. ...........................         466,344
 13,350  Doral Financial Corp. ......................         548,017
 74,900  Gold Banc Corp., Inc. ......................         820,155
  9,900  Hudson United Bancorp ......................         390,951
 44,900  MCG Capital Corp. ..........................         720,645
  5,200  Park National Corp, ........................         585,000
                                                           ----------
                                                            4,745,909
                                                           ----------
         FOOD/WHOLESALE - 0.90%
 20,200  Chiquita Brands International, Inc.* .......      $  365,822
                                                           ----------
         HOTEL/GAMING - 2.14%
 62,300  Pinnacle Entertainment, Inc.* ..............         382,522
 54,100  Prime Hospitality Corp.* ...................         484,195
                                                           ----------
                                                              866,717
                                                           ----------
         INSURANCE - 3.65%
 22,000  21st Century Insurance Group ...............         306,680
  7,600  MONY Group, Inc. ...........................         213,104
 32,200  Ohio Casualty Corp.* .......................         444,360
 16,000  Presidential Life Corp. ....................         257,440
  8,800  Unitrin, Inc. ..............................         260,656
                                                           ----------
                                                            1,482,240
                                                           ----------
         INTERNET SOFTWARE - 3.40%
 55,300  Interwoven, Inc.* ..........................         154,840
 97,600  Openwave Systems, Inc.* ....................         479,216
 54,825  Saba Software, Inc.* .......................         209,432
167,500  SeeBeyond Technology Corp.* ................         388,600
 36,900  Selectica, Inc.* ...........................         147,600
                                                           ----------
                                                            1,379,688
                                                           ----------
         MANUFACTURING - 7.13%
 43,500  Foamex International, Inc.* ................         256,650
 64,000  Input/Output, Inc.* ........................         282,880
 48,400  Jacuzzi Brands, Inc.* ......................         275,396
 82,500  McDermott International, Inc.* .............         417,450
 62,200  RTI International Metals, Inc.* ............         653,100
 63,100  UNOVA, Inc.* ...............................       1,006,445
                                                           ----------
                                                            2,891,921
                                                           ----------
         MEDICAL-BIOMEDICAL/GENE - 0.89%
 45,700  ArQule, Inc.* ..............................         187,370
 37,700  CuraGen Corp.* .............................         173,043
                                                           ----------
                                                              360,413
                                                           ----------
         MEDICAL-MANAGEMENT SERVICES - 1.09%
 27,500  Per-Se Technologies, Inc.* .................         441,925
                                                           ----------
         MEDICAL PRODUCTS - 11.98%
 15,300  Andrx Corp.* ...............................         275,400
 44,000  ArthroCare Corp.* ..........................         740,960
 10,900  CTI Molecular Imaging, Inc.* ...............         163,936
 10,700  First Horizon Pharmaceutical Corp.* ........          64,735
 18,962  IVAX Corp.* ................................         375,448
 94,100  OrthoLogic Corp.* ..........................         484,615
 53,864  PSS World Medical, Inc.* ...................         499,858
 53,900  Sola International, Inc.* ..................         921,690
 23,600  Ventana Medical Systems, Inc.* .............         954,620
 15,300  Wright Medical Group, Inc.* . . . . . ......         377,145
                                                           ----------
                                                            4,858,407
                                                           ----------

         MEDICAL SUPPLIES & SERVICES - 1.74%
 16,500  Prime Medical Services, Inc.* ..............          75,223
 43,900  Province Healthcare Co.* ...................         630,843
                                                           ----------
                                                              706,066
                                                           ----------

         NETWORKING PRODUCTS - 0.96%
 42,600  Aeroflex, Inc.* ............................         387,660
                                                           ----------

                        See Notes to Financial Statements

                                                  UNDISCOVERED MANAGERS FUNDS 13

Portfolio of Investments - August 31, 2003

                                                                 VALUE
SHARES                                                          (NOTE 2)
------                                                        -----------
COMMON STOCKS - continued

         OIL & GAS - 3.79%
 46,000  Global Industries, Ltd.* .........................   $   222,640
104,600  Newpark Resources, Inc.* .........................       502,080
141,400  Parker Drilling Co.* .............................       335,118
 15,210  Southern Union Co.* ..............................       256,441
 97,400  Trico Marine Services, Inc.* .....................       220,124
                                                              -----------
                                                                1,536,403
                                                              -----------
         PAPER & RELATED PRODUCTS - 1.62%
 66,800  Longview Fibre Co. ...............................       656,644
                                                              -----------
         PUBLISHING - 1.84%
277,600  PRIMEDIA, Inc.* ..................................       746,744
                                                              -----------
         RETAIL - 9.95%
 19,800  Gadzooks, Inc.* ..................................       105,336
 44,500  Factory 2-U Stores, Inc.* ........................       293,700
 12,400  Papa John's International, Inc.* .................       312,480
 79,900  Restoration Hardware, Inc.* ......................       490,586
107,700  Rite Aid Corp.*...................................       543,885
 20,400  Stage Stores, Inc.* ..............................       569,364
 26,500  Steak n Shake Co.* ...............................       382,925
 52,500  Trans World Entertainment Corp.* .................       339,675
 45,500  Tweeter Home Entertainment Group, Inc.* ..........       397,670
 37,400  Warnaco Group, Inc.* .............................       602,140
                                                              -----------
                                                                4,037,761
                                                              -----------
         SEMICONDUCTORS - 2.45%
  8,200  DSP Group, Inc.* .................................       223,204
 31,700  Integrated Device Technology, Inc.* ..............       442,215
 48,300  Vitesse Semiconductor Corp.* .....................       329,889
                                                              -----------
                                                                  995,308
                                                              -----------
         TECHNOLOGY - 1.00%
 30,100  Symbol Technologies, Inc..........................       407,554
                                                              -----------
         TELECOMMUNICATIONS - 1.45%
 81,500  PTEK Holdings, Inc.* .............................       587,615
                                                              -----------
         TELECOMMUNICATIONS EQUIPMENT - 1.24%
 40,600  Andrew Corp.* ....................................       502,628
                                                              -----------
         TEXTILES - 1.12%
 65,800  Unifi, Inc.* .....................................       453,362
                                                              -----------
         TOBACCO - 0.73%
107,200  Star Scientific, Inc.* ...........................       296,944
                                                              -----------
         TRANSPORTATION - 1.32%
 75,200  OMI Corp.* .......................................       537,680
                                                              -----------
         WIRE & CABLE PRODUCTS - 2.11%
 94,700  General Cable Corp.* .............................       855,141
                                                              -----------
         WIRELESS COMMUNICATIONS - 1.82%
 70,068  Netro Corp.* .....................................       210,204
 28,600  Western Wireless Corp., Class A* .................       528,528
                                                              -----------
                                                                  738,732
                                                              -----------

TOTAL INVESTMENTS - 98.81%
  (Cost $29,753,564).......................................   $40,085,565
                                                              -----------
NET OTHER ASSETS LESS LIABILITIES - 1.19% .................       481,267
                                                              -----------
NET ASSETS - 100.00% ......................................   $40,566,832
                                                              ===========

-----------------
* Non-income producing security

                        See Notes to Financial Statements

14 UNDISCOVERED MANAGERS FUNDS

REIT FUND
Portfolio of Investments - August 31, 2003

                                                                  VALUE
SHARES                                                           (NOTE 2)
-------                                                        ------------
COMMON STOCKS - 97.24%

         APARTMENTS - 15.49%
301,928  Archstone-Smith Trust ............................    $  7,895,417
140,427  Avalonbay Communities, Inc. ......................       6,515,813
117,384  Equity Residential ...............................       3,413,527
 33,200  Essex Property Trust, Inc. .......................       2,086,620
 88,000  Home Properties of New York, Inc. ................       3,295,600
184,000  United Dominion Realty Trust, Inc. ...............       3,370,880
                                                               ------------
                                                                 26,577,857
                                                               ------------
         DIVERSIFIED REAL ESTATE - 8.18%
146,000  Catellus Development Corp.* ......................       3,423,700
141,400  Cousins Properties, Inc. .........................       4,100,600
138,000  Vornado Realty Trust .............................       6,506,700
                                                               ------------
                                                                 14,031,000
                                                               ------------
         FACTORY OUTLETS - 6.62%
247,000  Chelsea Property Group, Inc. .....................      11,349,650
                                                               ------------
         FORESTRY - 0.47%
 31,100  Plum Creek Timber Co., Inc. ......................         813,265
                                                               ------------
         HEALTH CARE REAL ESTATE - 4.31%
176,000  Health Care Property Investors, Inc. .............       7,400,800
                                                               ------------
         HOTELS & LODGING - 2.74%
469,705  Host Marriott Corp.* .............................       4,706,444
                                                               ------------
         INDUSTRIAL - 8.07%
282,000  AMB Property Corp. ...............................       8,037,000
 14,000  CenterPoint Properties Trust .....................         887,600
174,600  ProLogis .........................................       4,921,974
                                                               ------------
                                                                 13,846,574
                                                               ------------
         MANUFACTURED HOUSING - 5.81%
214,800  Manufactured Home Communities, Inc. ..............       7,883,160
 54,000  Sun Communities, Inc. ............................       2,077,920
                                                               ------------
                                                                  9,961,080
                                                               ------------
         OFFICE BUILDINGS - 17.53%
181,700  Alexandria Real Estate Equities, Inc. ............       8,494,475
222,000  Boston Properties, Inc. ..........................       9,534,900
141,000  Equity Office Properties Trust ...................       3,922,620
116,000  Kilroy Realty Corp. ..............................       3,248,000
 74,500  Reckson Associates Realty Corp. ..................       1,688,170
 90,500  SL Green Realty Corp. ............................       3,182,885
                                                               ------------
                                                                 30,071,050
                                                               ------------
         REGIONAL MALLS - 16.25%
117,000  General Growth Properties, Inc. ..................       8,113,950
263,000  Simon Property Group, Inc. .......................      11,232,730
229,000  The Macerich Co. .................................       8,518,800
                                                               ------------
                                                                 27,865,480
                                                               ------------
         SHOPPING CENTERS - 7.92%
 83,799  Acadia Realty Trust ..............................         862,292
 58,000  Kimco Realty Corp. ...............................       2,417,440
244,600  Regency Centers Corp. ............................       8,629,488
 37,500  Weingarten Realty Investors ......................       1,678,500
                                                               ------------
                                                                 13,587,720
                                                               ------------

         STORAGE - 3.85%
178,800 Public Storage, Inc. ...............................   $  6,595,932
                                                               ------------
TOTAL INVESTMENTS - 97.24%
(Cost $131,811,782) ........................................    166,806,852
                                                               ------------
NET OTHER ASSETS LESS LIABILITIES - 2.76% ..................      4,729,142
                                                               ------------
NET ASSETS - 100.00% .......................................   $171,535,994
                                                               ============

-----------------------
*Non-income producing security

                        See Notes to Financial Statements

                                                  UNDISCOVERED MANAGERS FUNDS 15

SPECIAL SMALL CAP FUND
Portfolio of Investments - August 31, 2003

                                                                       VALUE
SHARES                                                                (NOTE 2)
------                                                                --------
COMMON STOCKS - 98.18%

            ADVERTISING - 2.26%
    8,700   Valassis Communications, Inc.* .................        $    255,606
                                                                    ------------

            AUTOMOBILE - 1.65%
    3,600   Strattec Security Corp.* .......................             186,840
                                                                    ------------

            BUILDING PRODUCTS - 1.61%
    7,400   Universal Forest Products, Inc. ................             182,558
                                                                    ------------

            CAPITAL GOODS - 1.68%
    6,800   Lawson Products, Inc. ..........................             189,584
                                                                    ------------

            CASINO/GAMBLING - 1.26%
   17,600   MTR Gaming Group, Inc.* ........................             142,560
                                                                    ------------

            CHEMICALS - 2.52%
   16,000   Octel Corp. ....................................             284,960
                                                                    ------------

            CONSUMER PRODUCTS - 3.05%
   17,200   Wolverine World Wide, Inc. .....................             345,720
                                                                    ------------

            DISTRIBUTION - 4.13%
   11,500   United Stationers, Inc.* .......................             467,360
                                                                    ------------

            DIVERSIFIED MANUFACTURING - 6.04%
   38,180   EnPro Industries, Inc.* ........................             405,090
    7,000   Lancaster Colony Corp. .........................             278,390
                                                                    ------------
                                                                         683,480
                                                                    ------------

            ELECTRONICS - 4.09%
   15,600   Itron, Inc.* ...................................             321,204
   10,700   Universal Electronics, Inc.* ...................             142,085
                                                                    ------------
                                                                         463,289
                                                                    ------------

            ENERGY & UTILITIES - 2.84%
   19,500   Castle Energy Corp. ............................             106,841
   19,200   El Paso Electric Co.* ..........................             214,080
                                                                    ------------
                                                                         320,921
                                                                    ------------

            ENGINEERING - 2.77%
    8,500   Fluor Corp. ....................................             313,140
                                                                    ------------

            FINANCIAL SERVICES - 11.33%
   12,500   Bank of Hawaii Corp. ...........................             423,750
   14,800   PFF Bancorp, Inc. ..............................             593,628
    8,367   Sterling Bancorp ...............................             264,648
                                                                    ------------
                                                                       1,282,026
                                                                    ------------

            HEALTH CARE SERVICES - 7.90%
   11,950   CorVel Corp.* ..................................             452,427
   25,100   Humana, Inc.* ..................................             441,509
                                                                    ------------
                                                                         893,936
                                                                    ------------

            INDUSTRIAL MACHINERY - 2.28%
   16,500   Wabtec Corp. ...................................             258,225
                                                                    ------------

            MEDICAL - LONG TERM/SUBACUTE - 1.28%
    9,200   RehabCare Group, Inc.* .........................             145,360
                                                                    ------------

            MEDICAL PRODUCTS - 3.17%
    7,100   Advanced Medical Optics, Inc.* .................             117,789
    7,700   Apogent Technologies, Inc.* ....................             168,168
   12,100   First Horizon Pharmaceutical Corp.* ............              73,205
                                                                    ------------
                                                                         359,162
                                                                    ------------

            OIL & GAS - 2.02%
    9,300   Oceaneering International, Inc.* ...............             228,594
                                                                    ------------

            PACKAGED SOFTWARE - 2.93%
   17,800   Macrovision Corp.* .............................             331,436
                                                                    ------------

            PROPERTY/CASUALTY INSURANCE - 4.60%
    8,800   LandAmerica Financial Group, Inc. ..............             403,920
    9,000   PICO Holdings, Inc.* ...........................             116,730
                                                                    ------------
                                                                         520,650
                                                                    ------------

            REAL ESTATE INVESTMENT TRUST - 3.14%
   10,500   Highwoods Properties, Inc. .....................             240,975
    6,400   Koger Equity, Inc. .............................             114,368
                                                                    ------------
                                                                         355,343
                                                                    ------------

            RESTAURANTS - 2.85%
   10,050   Applebee's International, Inc. .................             323,007
                                                                    ------------

            RETAIL - 11.39%
    6,400   Stage Stores, Inc.* ............................             178,624
   25,700   Stein Mart, Inc.* ..............................             144,691
   13,600   The Men's Wearhouse, Inc.* .....................             382,840
   12,700   Whitehall Jewellers, Inc.* .....................             133,985
    8,800   Zale Corp.* ....................................             448,360
                                                                    ------------
                                                                       1,288,500
                                                                    ------------

            SUPERCONDUCTORS - 1.57%
    7,300   Intermagnetics General Corp.* ..................             177,536
                                                                    ------------

            TRANSPORTATION - 9.82%
    7,900   Arkansas Best Corp. ............................             217,566
    7,900   Landstar System, Inc.* .........................             487,509
   11,600   Maritrans, Inc. ................................             181,540
   15,000   SCS Transportation, Inc.* ......................             225,000
                                                                    ------------
                                                                       1,111,615
                                                                    ------------

TOTAL INVESTMENTS - 98.18%
   (Cost $8,037,093) .......................................          11,111,408
                                                                    ------------

NET OTHER ASSETS LESS LIABILITIES - 1.82% ..................             205,921
                                                                    ------------

NET ASSETS - 100.00% .......................................        $ 11,317,329
                                                                    ============

---------------------
* Non-income producing security

                       See Notes to Financial Statements

16 UNDISCOVERED MANAGERS FUNDS

SMALL CAP GROWTH FUND
Portfolio of Investments - August 31,2003

                                                                    VALUE
SHARES                                                             (NOTE 2)
------                                                             --------
COMMON STOCKS - 93.44%

           AEROSPACE/DEFENSE - 0.06%
  4,700    Titan Corp.* .................................         $    75,576
                                                                  -----------

           APPAREL MANUFACTURERS - 1.74%
 57,900    Phillips-Van Heusen Corp. ....................             880,080
 69,100    Quicksilver, Inc.* ...........................           1,254,165
                                                                  -----------
                                                                    2,134,245
                                                                  -----------

           BROKER SERVICES - 3.45%
457,600    E*TRADE Group, Inc.* .........................           4,223,648
                                                                  -----------

           CHEMICALS - 1.22%
  3,800    Cabot Microelectronics Corp.* ................             247,722
 50,650    Symyx Technologies, Inc.* ....................           1,244,470
                                                                  -----------
                                                                    1,492,192
                                                                  -----------

           COMPUTER HARDWARE & SOFTWARE - 8.84%
 44,050    Advent Software, Inc.* .......................             744,445
 42,600    Henry (Jack) & Associates, Inc. ..............             796,194
268,550    Immersion Corp.* .............................           1,294,411
144,350    ONYX Software Corp.* .........................             482,129
288,900    Pinnacle Systems, Inc.* ......................           2,620,323
 46,600    Quest Software, Inc.* ........................             494,426
 21,400    RadiSys Corp.* ...............................             379,850
514,650    Red Hat, Inc.* ...............................           3,746,652
 14,800    Roxio, Inc.* .................................             144,300
  9,700    Trident Microsystems Inc.* ...................             125,615
                                                                  -----------
                                                                   10,828,345
                                                                  -----------

           CONSTRUCTION - 0.25%
 11,300    Chicago Bridge & Iron Company N.V ............             301,936
                                                                  -----------

           CONSULTING SERVICES - 0.05%
  2,600    PDI, Inc.* ...................................              67,080
                                                                  -----------

           DENTAL SUPPLY & EQUIPMENT - 0.07%
  8,300    Align Technology, Inc.* ......................              91,881
                                                                  -----------

           ELECTRIC GENERATION - 0.75%
 73,200    Active Power, Inc.* ..........................             163,236
 54,500    Headwaters, Inc.* ............................             759,730
                                                                  -----------
                                                                      922,966
                                                                  -----------

           ELECTRONICS - 3.81%
 17,300    Cognex Corp.* ................................             530,418
 31,000    Cymer, Inc.* .................................           1,418,870
 92,500    FEI Co.* .....................................           2,541,900
 20,800    Universal Display Corp.* .....................             174,928
                                                                  -----------
                                                                    4,666,116
                                                                  -----------

           FINANCIAL SERVICES - 8.41%
  7,150    Affiliated Managers Group, Inc.* .............             484,770
 28,800    Commercial Capital Bancorp, Inc.*.............             606,240
354,202    Corillian Corp.* .............................           1,296,379
 87,900    Digital Insight Corp.* .......................           2,105,205
 19,850    East West Bancorp, Inc. ......................             880,546
  9,750    Harbor Florida Bancshares, Inc. ..............             250,380
 77,800    NetBank, Inc.* ...............................             940,602
 76,800    Saxon Capital, Inc.* .........................           1,262,592
 27,050    Silicon Valley Bancshares* ...................             636,216
 15,720    Sterling Financial Corp.* ....................             454,151
 31,050    Umpqua Holdings Corp. ........................             579,082
 13,900    United PanAm Financial Corp.* ................             239,775
 15,300    W.P. Stewart & Co., Ltd. .....................             300,492
  6,150    Westamerica Bancorporation ...................             271,092
                                                                  -----------
                                                                   10,307,522
                                                                  -----------

           INSURANCE - 0.55%
 20,400    RLI Corp. ....................................             672,384
                                                                  -----------

           INTERNET SERVICES - 2.74%
 15,750    ActivCard Corp.* .............................             133,088
192,800    DoubleClick, Inc.* ...........................           2,172,856
 15,400    FreeMarkets, Inc.* ...........................             137,060
 33,500    Lionbridge Technologies, Inc.* ...............             283,075
 10,200    WebEx Communications, Inc.* ..................             194,820
 18,300    Websense, Inc.* ..............................             435,540
                                                                  -----------
                                                                    3,356,439
                                                                  -----------

           MANUFACTURING - 0.61%
  5,400    Albany International Corp., Class A ..........             165,024
 13,800    Roper Industries, Inc. .......................             588,984
                                                                  -----------
                                                                      754,008
                                                                  -----------

           MEDICAL-BIOMEDICAL/GENE - 5.61%
 20,900    Albany Molecular Research, Inc.* .............             320,606
216,779    Cell Genesys, Inc.* ..........................           2,607,851
108,700    Lexicon Genetics, Inc.* ......................             569,588
389,450    Paradigm Genetics, Inc.* .....................             584,175
 93,050    Telik, Inc.* .................................           1,784,699
210,850    Third Wave Technologies* .....................             877,136
112,100    Transgenomic, Inc.* ..........................             133,399
                                                                  -----------
                                                                    6,877,454
                                                                  -----------

           MEDICAL/GENERIC DRUGS - 2.41%
219,600    Cubist Pharmaceuticals, Inc.* ................           2,898,720
 25,150    ViroPharma, Inc.* ............................              55,330
                                                                  -----------
                                                                    2,954,050
                                                                  -----------

           MEDICAL PRODUCTS - 2.63%
259,450    Alkermes, Inc.* ..............................           2,986,270
 61,400    Bioject Medical Technologies, Inc.* ..........             232,645
                                                                  -----------
                                                                    3,218,915
                                                                  -----------

                        See Notes to Financial Statements

                                                  UNDISCOVERED MANAGERS FUNDS 17

Portfolio of Investments - August 31,2003

                                                                       VALUE
SHARES                                                                (NOTE 2)
------                                                                --------
COMMON STOCKS - continued

             MEDICAL SERVICES - 2.78%
   45,300    Alliance Imaging, Inc.* ............................   $    166,704
   41,000    Allscripts Healthcare Solutions, Inc.* .............        171,380
    8,750    Apria Healthcare Group, Inc.* ......................        226,625
   49,900    Cerner Corp.* ......................................      1,761,969
   32,600    MIM Corp.* .........................................        228,200
   56,950    Orthodontic Centers of America, Inc.* ..............        397,511
    9,100    Province Healthcare Co.* ...........................        130,767
    7,150    Sunrise Senior Assisted Living, Inc.* ..............        178,464
   20,900    Trizetto Group, Inc.* ..............................        151,107
                                                                    ------------
                                                                       3,412,727
                                                                    ------------

             OIL & GAS - 1.14%
   16,250    Cal Dive International, Inc.* ......................        343,688
    2,000    Evergreen Resources, Inc.* .........................        111,740
   32,800    Key Energy Services, Inc.* .........................        339,808
   12,800    Lone Star Technologies, Inc.* ......................        214,400
   22,600    Varco International, Inc.* .........................        389,850
                                                                    ------------
                                                                       1,399,486
                                                                    ------------

             RESTAURANTS - 0.80%
   30,100    Chicago Pizza & Brewery, Inc.* .....................        361,200
   13,200    P.F. Chang's China Bistro, Inc.* ...................        613,800
                                                                    ------------
                                                                         975,000
                                                                    ------------

             RETAIL - 10.15%
   47,300    Chico's FAS, Inc.* .................................      1,536,777
   54,975    Christopher & Banks Corp. ..........................      1,632,757
   36,100    Cost Plus, Inc.* ...................................      1,452,664
   97,150    Duane Reade, Inc.* .................................      1,657,379
   66,100    Hot Topic, Inc.* ...................................      2,357,126
   17,900    Insight Enterprises, Inc.* .........................        321,842
   57,500    Kenneth Cole Productions, Inc., Class A ............      1,551,925
   18,350    Pacific Sunwear of California, Inc.* ...............        620,230
   75,200    Hollywood Entertainment Corp.* .....................      1,306,224
                                                                    ------------
                                                                      12,436,924
                                                                    ------------

             SCHOOLS - 2.56%
  102,150    Princeton Review, Inc.* ............................        720,158
   11,800    Strayer Education, Inc. ............................      1,126,900
   44,700    Sylvan Learning Systems, Inc.* .....................      1,287,807
                                                                    ------------
                                                                       3,134,865
                                                                    ------------

             SEMICONDUCTORS - 12.05%
   55,500    Credence Systems Corp.* ............................        637,695
   40,850    DuPont Photomasks, Inc.* ...........................      1,046,168
   83,700    Genesis Microchip, Inc.* ...........................      1,017,792
  514,650    Lattice Semiconductor Corp.* .......................      4,528,920
   62,500    Mykrolis Corp.* ....................................        787,500
  504,750    Pixelworks, Inc.* ..................................      4,779,982
   27,400    Rudolph Technologies, Inc.* ........................        606,910
   37,150    Skyworks Solutions, Inc.* ..........................        421,281
  168,850    TriQuint Semiconductor, Inc.* ......................        938,806
                                                                    ------------
                                                                      14,765,054
                                                                    ------------

             STEEL - 0.46%
   38,200    Shaw Group, Inc.* ..................................        338,452
   13,600    Steel Dynamics, Inc.* ..............................        219,776
                                                                    ------------
                                                                         558,228
                                                                    ------------

             TECHNOLOGY - 6.70%
  234,600    Digimarc Corp.* ....................................      3,870,900
  242,500    Identix, Inc.* .....................................      1,554,668
   71,200    Macrovision Corp.* .................................      1,325,744
   71,850    Mentor Graphics Corp.* .............................      1,454,962
                                                                    ------------
                                                                       8,206,274
                                                                    ------------

             TELECOMMUNICATIONS - 3.42%
  243,882    Polycom, Inc.* .....................................      4,185,015
                                                                    ------------

             THERAPEUTICS - 9.17%
   22,900    AtheroGenics, Inc.* ................................        311,669
   25,000    AVI BioPharma, Inc.* ...............................        138,500
  203,700    Corixa Corp.* ......................................      1,619,415
  191,650    Dendreon Corp.* ....................................      1,218,894
  136,300    Genta, Inc.* .......................................      2,186,252
  256,600    Isis Pharmaceuticals, Inc.* ........................      1,698,692
  172,600    La Jolla Pharmaceutical Co.* .......................        680,044
  215,300    Medarex, Inc.* .....................................      1,293,953
  131,150    Tularik, Inc.* .....................................      1,328,550
   51,000    Vicuron Pharmaceuticals, Inc.* .....................        761,940
                                                                    ------------
                                                                      11,237,909
                                                                    ------------

             TOYS - 0.69%
   38,800    Marvel Enterprises, Inc.* ..........................        849,720
                                                                    ------------

             TRANSPORTATION - 0.32%
   14,200    Arkansas Best Corp. ................................        391,068
                                                                    ------------

TOTAL INVESTMENTS - 93.44%
   (Cost $ 90,380,193) ..........................................    114,497,027
                                                                    ------------

NET OTHER ASSETS LESS LIABILITIES- 6.56% ........................      8,037,637
                                                                    ------------

NET ASSETS - 100.00% ............................................   $122,534,664
                                                                    ============

------------------
* Non-income producing security

                        See Notes to Financial Statements

18 UNDISCOVERED MANAGERS FUNDS

                     (This page intentionally left blank.)

                                                  UNDISCOVERED MANAGERS FUNDS 19

STATEMENTS OF ASSETS AND LIABILITIES - August 31, 2003

                                                                                                                        Small Cap
                                                      Behavioral      Behavioral          REIT        Special Small      Growth
                                                     Growth Fund      Value Fund          Fund          Cap Fund          Fund
                                                    -------------   --------------   --------------   -------------   -------------
ASSETS:
  Investments:
    Investments at cost...........................  $  75,518,815   $   29,753,564   $  131,811,782   $   8,037,093   $  90,380,193
    Net unrealized appreciation...................     36,119,835       10,332,001       34,995,070       3,073,315      24,116,834
                                                    -------------   --------------   --------------   -------------   -------------
     Total investments at value (Note 2)..........    111,638,650       40,085,565      166,806,852      11,111,408     114,497,027
  Cash............................................      1,786,984          518,802        4,413,696         283,702       5,380,724
  Receivables:
    Investments sold..............................      1,241,858          391,566                -               -       1,704,588
    Fund shares sold..............................      1,511,445           71,617        1,145,678               -       2,908,397
    Dividends and interest........................         12,225           24,400          279,848           4,531           9,303
  Prepaid expenses and other assets...............          7,930            3,145           16,615           1,192           6,866
                                                    -------------   --------------   --------------   -------------   -------------
    Total Assets..................................    116,199,092       41,095,095      172,662,689      11,400,833     124,506,905
                                                    -------------   --------------   --------------   -------------   -------------

LIABILITIES:
  Payables:
    Investments purchased.........................      1,417,099          446,549                -               -       1,161,029
    Fund shares redeemed..........................        355,902           13,366          883,424          28,359         676,932
    Investment advisory fees - net................         85,948           21,130          127,378           6,608          62,262
    Service and distribution fees.................          2,799                -                -               -               -
    Administration fees...........................         22,484            8,181           35,806           4,706          23,390
    Due to custodian..............................          4,732            7,000            5,313           1,499           9,000
    Trustees......................................         24,918            4,273           26,738          16,810           5,667
    Accrued expenses and other payables...........         37,057           27,764           48,036          25,522          33,961
                                                    -------------   --------------   --------------   -------------   -------------
     Total Liabilities............................      1,950,939          528,263        1,126,695          83,504       1,972,241
                                                    -------------   --------------   --------------   -------------   -------------
NET ASSETS........................................  $ 114,248,153   $   40,566,832   $  171,535,994   $  11,317,329   $ 122,534,664
                                                    =============   ==============   ==============   =============   =============
NET ASSETS CONSIST OF:
  Paid-in capital (no par value)..................  $ 167,005,523   $   31,681,044   $  138,630,428   $   8,788,818   $ 104,939,260
  Undistributed net investment income (loss)......              -             (180)               -               -               -
  Accumulated net realized loss on investments....    (88,877,205)      (1,446,033)      (2,089,504)       (545,804)     (6,521,430)
  Net unrealized appreciation on investments......     36,119,835       10,332,001       34,995,070       3,074,315      24,116,834
                                                    -------------   --------------   --------------   -------------   -------------
TOTAL NET ASSETS..................................  $ 114,248,153   $   40,566,832   $  171,535,994   $  11,317,329   $ 122,534,664
                                                    =============   ==============   ==============   =============   =============
SHARES OF BENEFICIAL INTEREST
  Institutional Class:
  Net Assets......................................  $ 104,017,916   $   40,566,832   $  171,535,994   $  11,317,329   $ 122,534,664
  Shares of beneficial interest outstanding
    (unlimited shares authorized, no par value)...      5,608,031        1,779,492       10,435,717         717,576      13,073,829
                                                    -------------   --------------   --------------   -------------   -------------
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   PER SHARE......................................  $       18.55   $        22.80   $        16.44   $       15.77   $        9.37
                                                    =============   ==============   ==============   =============   =============
  Investor Class:
  Net Assets......................................  $  10,230,237              N/A              N/A             N/A             N/A
  Shares of beneficial interest outstanding
    (unlimited shares authorized, no par value)...        559,804              N/A              N/A             N/A             N/A
                                                    -------------   --------------   --------------   -------------   -------------
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   PER SHARE......................................  $       18.27              N/A              N/A             N/A             N/A
                                                    =============   ==============   ==============   =============   =============

                       See Notes to Financial Statements

20 UNDISCOVERED MANAGERS FUNDS

STATEMENTS OF OPERATIONS - For the Year ended August 31, 2003

                                                                                                                        Small Cap
                                                     Behavioral       Behavioral         REIT        Special Small       Growth
                                                     Growth Fund      Value Fund         Fund          Cap Fund           Fund
                                                    -------------   -------------   --------------   -------------     -----------
INVESTMENT INCOME:
  Dividends.......................................  $     242,844   $     215,001   $    6,643,539   $      96,925     $    77,407
  Foreign taxes withheld on dividend income.......              -            (703)               -            (181)            (85)
  Interest........................................          4,169           1,624           10,631               -           5,519
                                                    -------------   -------------   --------------   -------------     -----------
  Total investment income.........................        247,013         215,922        6,654,170          96,744          82,841
                                                    -------------   -------------   --------------   -------------     -----------
EXPENSES:
  Investment advisory fees (Note 3)...............        716,391         301,512        1,495,386         131,673         654,432
  Administration fees.............................        188,524          71,788          356,044          26,263         172,219
  Custodian fees..................................         29,669          37,189           30,845           9,485          44,450
  Professional fees...............................         43,327          29,911           63,785          25,401          40,366
  Transfer agent fees.............................         69,594          34,695           82,621          28,870          39,703
  Trustees' fees..................................          9,689           2,878           15,509           2,184           6,514
  Reports to shareholders.........................         10,721           3,632           22,277             894           6,255
  Amortization of organization costs..............          2,120               -            2,132           2,105               -
  Offering costs..................................         24,645          15,502           20,703          12,008          20,014
  Service and distribution fees - Investor Class
   (Note 3).......................................         24,998               -                -               -               -
  Other...........................................         15,858           5,641           24,581           3,194(a)       10,942
                                                    -------------   -------------   --------------   -------------     -----------
    Total expenses before waiver/reimbursement....      1,135,536         502,748        2,113,883         242,077         994,895
    Less: waiver/reimbursement (Note 3)...........       (130,215)       (100,732)        (120,035)        (52,210)       (168,244)
                                                    -------------   -------------   --------------   -------------     -----------
    Total expenses net of waiver/reimbursement....      1,005,321         402,016        1,993,848         189,867         826,651
                                                    -------------   -------------   --------------   -------------     -----------
NET INVESTMENT INCOME (LOSS)......................       (758,308)       (186,094)       4,660,322         (93,123)       (743,810)
                                                    -------------   -------------   --------------   -------------     -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS:
  Net realized gain/(loss) on:
  Investments sold................................      4,924,527      (1,076,294)      (1,162,108)       (545,804)       (487,656)
  Net change in unrealized appreciation on:
  Investments.....................................     30,247,951      12,407,079       18,596,138       2,357,260      37,855,144
                                                    -------------   -------------   --------------   -------------     -----------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS......................     35,172,478      11,330,785       17,434,030       1,811,456      37,367,488
                                                    -------------   -------------   --------------   -------------     -----------

NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS.......................  $  34,414,170   $  11,144,691   $   22,094,352   $   1,718,333     $36,623,678
                                                    =============   =============   ==============   =============     ===========

--------------------
(a) Includes interest expense of $542.

                       See Notes to Financial Statements

                                                  UNDISCOVERED MANAGERS FUNDS 21

STATEMENTS OF CHANGES OF NET ASSETS

                                                                Behavioral Growth Fund                 Behavioral Value Fund
                                                               Year Ended       Year Ended        Year Ended          Year Ended
                                                             August 31, 2003  August 31, 2002   August 31, 2003    August 31, 2002
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT BEGINNING OF YEAR ...........................  $   71,269,036   $   114,308,271   $     28,045,212   $    34,828,193
                                                             --------------   ---------------   ----------------   ---------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS:
   Net investment income (loss) ...........................        (758,308)       (1,117,138)          (186,094)         (290,708)
   Net realized gain (loss) on investments ................       4,924,527       (11,653,321)        (1,076,294)        1,828,661
   Net change in unrealized appreciation (depreciation)
      on investments ......................................      30,247,951          (784,369)        12,407,079        (7,593,672)
                                                             --------------   ---------------   ----------------   ---------------
   Net increase (decrease) in net assets
     resulting from operations ............................      34,414,170       (13,554,828)        11,144,691        (6,055,719)
                                                             --------------   ---------------   ----------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Institutional Class Shares:
     Net investment income ................................               -                 -                  -                 -
     Net realized gains ...................................               -                 -         (2,076,201)         (473,038)
     Return of Capital ....................................               -                 -                  -                 -
                                                             --------------   ---------------   ----------------   ---------------
Total distributions to shareholders .......................               -                 -         (2,076,201)         (473,038)
                                                             --------------   ---------------   ----------------   ---------------
CAPITAL SHARE TRANSACTIONS:
   Institutional Class Shares:
     Proceeds from Shares issued ..........................      40,629,307        25,559,728         14,945,431        14,718,555
     Issued to shareholders in reinvestment of
        distributions .....................................               -                 -          1,942,314           437,078
     Cost of Shares redeemed ..............................     (32,752,715)      (54,522,814)       (13,434,615)      (15,409,857)
                                                             --------------   ---------------   ----------------   ---------------
     Increase (decrease) in net assets derived from
        Institutional Class Share transactions ............       7,876,592       (28,963,086)         3,453,130          (254,224)
                                                             --------------   ---------------   ----------------   ---------------
     Investor Class Shares:
     Proceeds from Shares issued ..........................       2,713,228         2,217,444                N/A               N/A
     Cost of Shares redeemed ..............................      (2,024,873)       (2,738,765)               N/A               N/A
                                                             --------------   ---------------   ----------------   ---------------
     Increase (decrease) in net assets derived from
        Investor Class Share transactions .................         688,355          (521,321)               N/A               N/A
                                                             --------------   ---------------   ----------------   ---------------
Increase (decrease) in net assets derived
   from capital share transactions ........................       8,564,947       (29,484,407)         3,453,130          (254,224)
                                                             --------------   ---------------   ----------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ...................      42,979,117       (43,039,235)        12,521,620        (6,782,981)
                                                             --------------   ---------------   ----------------   ---------------
NET ASSETS AT END OF YEAR .................................  $  114,248,153   $    71,269,036   $     40,566,832   $    28,045,212
                                                             ==============   ===============   ================   ===============
Undistributed net investment income (loss) ................  $            -   $             -   $           (180)  $          (180)
                                                             --------------   ---------------   ----------------   ---------------
OTHER INFORMATION:
SHARE TRANSACTIONS:
   Institutional Class Shares:
     Sold .................................................       2,769,761         1,805,218            833,259           726,176
     Issued to shareholders in reinvestment of
       distributions ......................................               -                 -            118,002            21,691
     Redeemed .............................................      (2,482,691)       (3,824,650)          (781,528)         (792,258)
                                                             --------------   ---------------   ----------------   ---------------
         Total Institutional Class transactions ...........         287,070        (2,019,432)           169,733           (44,391)
                                                             --------------   ---------------   ----------------   ---------------
   Investor Class Shares:
     Sold .................................................         186,906           153,765                N/A               N/A
     Redeemed .............................................        (149,115)         (198,433)               N/A               N/A
                                                             --------------   ---------------   ----------------   ---------------
        Total Investor Class transactions .................          37,791           (44,668)               N/A               N/A
                                                             --------------   ---------------   ----------------   ---------------
Net increase (decrease) in capital shares .................         324,861        (2,064,100)           169,733           (44,391)
                                                             ==============   ===============   ================   ===============

---------------
(a) On September 21, 2001, the REIT Fund ceased offering Investor Class shares and all remaining Investor Class shares were redeemed.

                       See Notes to Financial Statements

22 UNDISCOVERED MANAGERS FUNDS

           REIT Fund (a)                   Special Small Cap Fund              Small Cap Growth Fund
   Year Ended          Year Ended       Year Ended        Year Ended        Year Ended        Year Ended
August 31, 2003     August 31, 2002   August 31, 2003   August 31, 2002   August 31, 2003   August 31, 2002
-----------------------------------------------------------------------------------------------------------
$    128,455,663    $   80,113,299    $   11,080,184    $   21,300,333    $   40,418,479    $   40,391,474
----------------    --------------    --------------    --------------    --------------    --------------

       4,660,322         3,471,429           (93,123)         (163,209)         (743,810)         (506,572)
      (1,162,108)        1,741,676          (545,804)        1,590,286          (487,656)       (4,875,569)

      18,596,138         4,093,450         2,357,397        (2,264,534)       37,855,144       (10,617,240)
----------------    --------------    --------------    --------------    --------------    --------------
      22,094,352         9,306,555         1,718,333          (837,457)       36,623,678       (15,999,381)
----------------    --------------    --------------    --------------    --------------    --------------
      (7,543,430)       (2,302,185)                -                 -                 -                 -
      (2,068,746)         (418,911)         (470,183)         (559,387)                -          (155,770)
        (160,042)                -                 -                 -                 -                 -
----------------    --------------    --------------    --------------    --------------    --------------
      (9,772,218)       (2,721,096)         (470,183)         (559,387)                -          (155,770)
----------------    --------------    --------------    --------------    --------------    --------------

      85,528,533        74,360,431         1,763,031         4,876,699        65,167,964        23,273,102
       9,562,282         2,718,352           464,472           556,139                 -           155,558
     (64,332,618)      (34,721,902)       (3,238,508)      (14,256,143)      (19,675,457)       (7,246,504)
----------------    --------------    --------------    --------------    --------------    --------------

      30,758,197        42,356,881        (1,011,005)       (8,823,305)       45,492,507        16,182,156
----------------    --------------    --------------    --------------    --------------    --------------

             N/A               272               N/A               N/A               N/A               N/A
             N/A          (600,248)              N/A               N/A               N/A               N/A
----------------    --------------    --------------    --------------    --------------    --------------

             N/A          (599,976)              N/A               N/A               N/A               N/A
----------------    --------------    --------------    --------------    --------------    --------------

      30,758,197        41,756,905        (1,011,005)       (8,823,305)       45,492,507        16,182,156
----------------    --------------    --------------    --------------    --------------    --------------
      43,080,331        48,342,364           237,145       (10,220,149)       82,116,185            27,005
----------------    --------------    --------------    --------------    --------------    --------------
$    171,535,994    $  128,455,663    $   11,317,329    $   11,080,184    $  122,534,664    $   40,418,479
================    ==============    ==============    ==============    ==============    ==============
$              -    $    2,818,303    $            -    $            -    $            -    $            -
----------------    --------------    --------------    --------------    --------------    --------------

       5,774,294         5,075,275           134,289           306,795         9,117,250         2,840,978
         674,112           192,928            34,278            37,858                 -            16,103
      (4,392,212)       (2,367,620)         (244,421)         (950,512)       (2,726,051)         (864,217)
----------------    --------------    --------------    --------------    --------------    --------------
       2,056,194         2,900,583           (75,854)         (605,859)        6,391,199         1,992,864
----------------    --------------    --------------    --------------    --------------    --------------

             N/A                20               N/A               N/A               N/A               N/A
             N/A           (45,156)              N/A               N/A               N/A               N/A
----------------    --------------    --------------    --------------    --------------    --------------
             N/A           (45,136)              N/A               N/A               N/A               N/A
----------------    --------------    --------------    --------------    --------------    --------------
       2,056,194         2,855,447           (75,854)         (605,859)        6,391,199         1,992,864
================    ==============    ==============    ==============    ==============    ==============

                       See Notes to Financial Statements

                                                  UNDISCOVERED MANAGERS FUNDS 23

FINANCIAL HIGHLIGHTS

                                                                          BEHAVIORAL GROWTH FUND (a)
                                             -----------------------------------------------------------------------------------
                                                                             INSTITUTIONAL CLASS
                                             -----------------------------------------------------------------------------------
                                               YEAR ENDED        YEAR ENDED      YEAR ENDED       YEAR ENDED       YEAR ENDED
                                             AUGUST 31, 2003  AUGUST 31, 2002  AUGUST 31, 2001  AUGUST 31, 2000  AUGUST 31, 1999
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ........    $     12.21      $     14.47      $     30.40      $     21.38      $     11.86
                                               -----------      -----------      -----------      -----------      -----------
Income from Investment Operations
  Net investment loss .....................          (0.14)           (0.16)           (0.22)           (0.28)           (0.13)
  Net realized and unrealized gain
    (loss) on investments .................           6.48            (2.10)          (14.57)            9.30             9.65
                                               -----------      -----------      -----------      -----------      -----------
  Total Income (Loss) from
     Investment Operations ................           6.34            (2.26)          (14.79)            9.02             9.52
                                               -----------      -----------      -----------      -----------      -----------
Less Distributions:
  Distributions from realized gains........           0.00             0.00            (1.14)            0.00             0.00
                                               -----------      -----------      -----------      -----------      -----------

Net increase (decrease) in net
    asset value ...........................           6.34            (2.26)          (15.93)            9.02             9.52
                                               -----------      -----------      -----------      -----------      -----------

NET ASSET VALUE, END OF YEAR ..............    $     18.55      $     12.21      $     14.47      $     30.40      $     21.38
                                               ===========      ===========      ===========      ===========      ===========

TOTAL RETURN ..............................          51.93%          (15.62)%         (49.63)%          42.19%           80.27%

RATIOS/SUPPLEMENTAL DATA:
  Net Assets, end of year (in 000s)........    $   104,018      $    64,968      $   106,195      $   263,268      $    94,075
Ratios to average net assets (+):
  Net investment loss including
    reimbursement .........................          (0.97)%          (1.16)%          (1.16)%          (0.97)%          (0.72)%
  Operating expenses including
    reimbursement .........................           1.30%            1.30%            1.30%            1.30%            1.30%
Portfolio turnover rate ...................            129%              94%              97%              90%              72%

+ The operating expenses may reflect a
  reduction of the advisory fee, an
  allocation of expenses to the Investment
  Adviser, or both. Had such actions not
  been taken, the ratios would have been
  as follows:
  Net investment loss .....................          (1.14)%          (1.35)%          (1.29)%          (1.11)%          (1.26)%
  Operating Expenses ......................           1.47%            1.49%            1.43%            1.44%            1.84%

--------------------
(a) On March 15, 2001, the Fund ceased offering C Class shares and all remaining C Class shares were redeemed.

PER SHARE DATA IS CALCULATED BASED UPON THE AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

                       See Notes to Financial Statements

24 UNDISCOVERED MANAGERS FUNDS

                                BEHAVIORAL GROWTH FUND
---------------------------------------------------------------------------------------
                                  INVESTOR CLASS
---------------------------------------------------------------------------------------
  YEAR ENDED         YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED
AUGUST 31, 2003   AUGUST 31, 2002   AUGUST 31, 2001   AUGUST 31, 2000   AUGUST 31, 1999
---------------------------------------------------------------------------------------
$       12.07     $       14.32      $       30.21     $       21.31     $       11.85
-------------     -------------      -------------     -------------     -------------

        (0.18)            (0.21)             (0.28)            (0.38)            (0.20)
         6.38             (2.04)            (14.47)             9.28              9.66
-------------     -------------      -------------     -------------     -------------
         6.20             (2.25)            (14.75)             8.90              9.46
-------------     -------------      -------------     -------------     -------------

         0.00              0.00              (1.14)             0.00              0.00
-------------     -------------      -------------     -------------     -------------

         6.20             (2.25)            (15.89)             8.90              9.46
-------------     -------------      -------------     -------------     -------------

$       18.27     $       12.07      $       14.32     $       30.21     $       21.31
=============     =============      =============     =============     =============

        51.37%           (15.71)%           (49.82)%           41.76%            79.83%

$      10,230     $       6,301      $       8,114     $      19,077     $       4,590

        (1.32)%           (1.51)%            (1.51)%           (1.32)%           (1.09)%
         1.65%             1.65%              1.65%             1.65%             1.65%
          129%               94%                97%               90%               72%

        (1.49)%           (1.70)%            (1.64)%           (1.49)%           (1.77)%
         1.82%             1.84%              1.78%             1.82%             2.33%

                       See Notes to Financial Statements

                                                  UNDISCOVERED MANAGERS FUNDS 25

FINANCIAL HIGHLIGHTS

                                                                            BEHAVIORAL VALUE FUND
                                             -----------------------------------------------------------------------------------
                                                                            INSTITUTIONAL CLASS(1)
                                             -----------------------------------------------------------------------------------
                                               YEAR ENDED        YEAR ENDED      YEAR ENDED       YEAR ENDED       PERIOD ENDED
                                             AUGUST 31, 2003  AUGUST 31, 2002  AUGUST 31, 2001  AUGUST 31, 2000  AUGUST 31, 1999
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ......    $   17.42        $    21.06       $   19.68       $    15.11        $  12.50
                                               ---------        ----------       ---------       ----------        --------
Income from Investment Operations:
  Net investment income (loss) ............        (0.12)            (0.17)          (0.13)           (0.06)          (0.03)
  Net realized and unrealized gain (loss)
    on investments ........................         6.84             (3.20)           1.51             5.33            2.64
                                               ---------        ----------       ---------       ----------        --------
  Total Income (Loss) from Investment
    Operations ............................         6.72             (3.37)           1.38             5.27            2.61
                                               ---------        ----------       ---------       ----------        --------
Less Distributions:
  Dividends from net investment income ....         0.00              0.00            0.00            (0.06)           0.00
  Distributions from realized gains .......        (1.34)            (0.27)          (0.00)(c)        (0.64)           0.00
  Return of Capital .......................            -                 -               -                -               -
                                               ---------        ----------       ---------       ----------        --------
  Total Distributions .....................        (1.34)            (0.27)          (0.00)           (0.70)           0.00
                                               ---------        ----------       ---------       ----------        --------

Net increase (decrease) in net asset
  value ...................................         5.38             (3.64)           1.38             4.57            2.61
                                               ---------        ----------       ---------       ----------        --------

NET ASSET VALUE, END OF PERIOD ............    $   22.80        $    17.42       $   21.06       $    19.68        $  15.11
                                               =========        ==========       =========       ==========        ========

TOTAL RETURN** ............................        41.56%           (16.16)%          7.03%           35.99%          20.88%

RATIOS/SUPPLEMENTAL DATA:
  Net Assets, end of period (in 000s) .....    $  40,567        $   28,045       $  34,828       $   21,015        $  3,651
Ratios to average net assets (+):
  Net investment income (loss) including
    reimbursement .........................        (0.65)%           (0.84)%         (0.66)%          (0.35)%         (0.35)%*
  Operating expenses including
    reimbursement .........................         1.40%             1.40%           1.40%            1.40%           1.40%*

Portfolio turnover rate** .................           84%               59%             36%              54%             58%

+ The operating expenses may reflect a
  reduction of the advisory fee, an
  allocation of expenses to the Investment
  Adviser, or both.
  Had such actions not been taken, the
  ratios would have been as follows:
Net investment income (loss) ..............        (1.00)%           (1.09)%         (0.95)%       (1.26)%             (6.84)%*
Operating Expenses ........................         1.75%             1.65%           1.69%         2.31%               7.89%*

----------------
*    Annualized

**   For periods less than one year, percentages are not annualized.

(1) The Behavioral Value Fund commenced investment operations on December 28, 1998.

(a) On March 15, 2001, the Fund ceased offering C Class shares and all remaining C Class shares were redeemed.

(b) On September 21, 2001, the Fund ceased offering Investor Class Shares and all remaining Investor shares were redeemed.

(c)  Represents less than $0.005 per share.

PER SHARE DATA IS CALCULATED BASED UPON THE AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

                       See Notes to Financial Statements

26  UNDISCOVERED MANAGERS FUNDS

                                      REIT FUND (a,b)
--------------------------------------------------------------------------------------
                                      INSTITUTIONAL CLASS
--------------------------------------------------------------------------------------
   YEAR ENDED       YEAR ENDED       YEAR ENDED        YEAR ENDED        YEAR ENDED
AUGUST 31, 2003  AUGUST 31, 2002   AUGUST 31, 2001   AUGUST 31, 2000   AUGUST 31, 1999
--------------------------------------------------------------------------------------
 $      15.33     $      14.50      $      12.47      $      11.19      $      10.64
 ------------     ------------      ------------      ------------      ------------

         0.49             0.50              0.52              0.51              0.53
         1.65             0.80              1.91              1.26              0.30
 ------------     ------------      ------------      ------------      ------------
         2.14             1.30              2.43              1.77              0.83
 ------------     ------------      ------------      ------------      ------------

        (0.79)           (0.41)            (0.40)            (0.49)            (0.28)
        (0.22)           (0.06)             0.00              0.00              0.00

        (0.02)               -                 -                 -                 -
 ------------     ------------      ------------      ------------      ------------
        (1.03)           (0.47)            (0.40)            (0.49)            (0.28)
 ------------     ------------      ------------      ------------      ------------

         1.11             0.83              2.03              1.28              0.55
 ------------     ------------      ------------      ------------      ------------

 $      16.44     $      15.33      $      14.50      $      12.47      $      11.19
 ============     ============      ============      ============      ============

        15.14%            9.27%            19.83%            17.18%             7.84%

 $    171,536     $    128,456      $     79,460      $     44,558      $     22,355

         3.27%            3.40%             3.90%             4.51%             4.86%
         1.40%            1.40%             1.40%             1.40%             1.40%
           36%              33%               29%               64%               67%

         3.19%            3.30%             3.67%             4.01%             4.28%
         1.48%            1.50%             1.63%             1.90%             1.98%

                       See Notes to Financial Statements

                                                  UNDISCOVERED MANAGERS FUNDS 27

FINANCIAL HIGHLIGHTS

                                                                            SPECIAL SMALL CAP FUND
                                             -----------------------------------------------------------------------------------
                                                                             INSTITUTIONAL CLASS
                                             -----------------------------------------------------------------------------------
                                               YEAR ENDED        YEAR ENDED      YEAR ENDED       YEAR ENDED       YEAR ENDED
                                             AUGUST 31, 2003  AUGUST 31, 2002  AUGUST 31, 2001  AUGUST 31, 2000  AUGUST 31, 1999
                                             -----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ......   $     13.96      $     15.22      $     14.09      $      12.83     $     10.40
                                              -----------      -----------      -----------      ------------     -----------
Income from Investment Operations:
  Net investment income (loss) ............         (0.12)           (0.17)           (0.08)             0.06           (0.06)
  Net realized and unrealized
    gain (loss) on investments ............          2.54            (0.69)            2.09              1.20            2.49
                                              -----------      -----------      -----------      ------------     -----------
  Total Income (Loss) from Investment
    Operations ............................          2.42            (0.86)            2.01              1.26            2.43
                                              -----------      -----------      -----------      ------------     -----------
Less Distributions:
  Dividends from net investment income ....          0.00             0.00            (0.06)             0.00            0.00
  Distributions from realized gains .......         (0.61)           (0.40)           (0.82)             0.00            0.00
                                              -----------      -----------      -----------      ------------     -----------

  Total Distributions .....................         (0.61)           (0.40)           (0.88)             0.00            0.00
                                              -----------      -----------      -----------      ------------     -----------

Net increase (decrease) in net asset
  value ...................................          1.81            (1.26)            1.13              1.26            2.43
                                              -----------      -----------      -----------      ------------     -----------

NET ASSET VALUE, END OF PERIOD ...........    $     15.77      $     13.96      $     15.22      $      14.09     $     12.83
                                              ===========      ===========      ===========      ============     ===========

TOTAL RETURN** ............................         18.03%           (5.77)%          15.43%             9.82%          23.37%

RATIOS/SUPPLEMENTAL DATA:
  Net Assets, end of period (in 000s) .....   $    11,317      $    11,080      $    21,300      $     19,268     $    16,078
Ratios to average net assets (+):
  Net investment income (loss) including
    reimbursement .........................         (0.89)%          (1.10)%          (0.70)%            0.44%          (0.52)%
  Operating expenses including
    reimbursement .........................          1.80%            2.20%            2.11%             1.20%           1.66%
Portfolio turnover rate** .................            36%              48%              21%               60%             42%

+ The operating expenses may reflect a
   reduction of the advisory fee, an
   allocation of expenses to the Investment
   Adviser, or both.
   Had such actions not been taken, the
   ratios would have been as follows:
  Net investment income (loss) ............         (1.39)%          (1.44)%          (1.05)%            0.24%          (0.70)%
  Operating Expenses ......................          2.30%            2.54%            2.46%             1.40%           1.84%

----------------------
*    Annualized

**   For periods less than one year, percentages are not annualized.

(1)  The Small Cap Growth Fund commenced investment operations on October 2,
     2000.

PER SHARE DATA IS CALCULATED BASED UPON THE AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

                       See Notes to Financial Statements

28 UNDISCOVERED MANAGERS FUNDS

              SMALL CAP GROWTH FUND
---------------------------------------------------
             INSTITUTIONAL CLASS (1)
---------------------------------------------------
  YEAR ENDED        YEAR ENDED        PERIOD ENDED
AUGUST 31, 2003   AUGUST 31, 2002   AUGUST 31, 2001
---------------------------------------------------
$        6.05     $        8.61     $      12.50
-------------     -------------     ------------

        (0.07)            (0.09)           (0.08)
         3.39             (2.44)           (3.81)
-------------     -------------     ------------
         3.32             (2.53)           (3.89)
-------------     -------------     ------------

         0.00              0.00             0.00
         0.00             (0.03)            0.00
-------------     -------------     ------------
         0.00             (0.03)            0.00
-------------     -------------     ------------

         3.32             (2.56)           (3.89)
-------------     -------------     ------------

$        9.37     $        6.05     $       8.61
=============     =============     ============

        54.88%           (29.50)%         (31.12)%

$     122,535     $      40,418     $     40,391

        (1.08)%           (1.14)%          (0.88)%*
         1.20%             1.20%            1.20%*
           79%              133%             127%

        (1.32)%           (1.48)%          (1.51)%*
         1.44%             1.54%            1.83%*

                       See Notes to Financial Statements

                                                  UNDISCOVERED MANAGERS FUNDS 29

NOTES TO FINANCIAL STATEMENTS AUGUST 31, 2003

1.       ORGANIZATION

Undiscovered Managers Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust currently consists of five separately managed funds advised by Undiscovered Managers, LLC (the "Adviser"). The accompanying financial statements and financial highlights are those of Undiscovered Managers Behavioral Growth Fund ("Behavioral Growth Fund"), Undiscovered Managers Behavioral Value Fund ("Behavioral Value Fund"), Undiscovered Managers REIT Fund ("REIT Fund"), Undiscovered Managers Special Small Cap Fund ("Special Small Cap Fund"), and UM Small Cap Growth Fund ("Small Cap Growth Fund"), each a "Fund", and collectively, the "Funds." All Funds are "diversified" funds within the meaning of the 1940 Act except for Special Small Cap Fund and REIT Fund, which are non-diversified.

Behavioral Growth Fund, Behavioral Value Fund and Small Cap Growth Fund are authorized to issue two classes of shares (Institutional Class shares and Investor Class shares). Currently only Behavioral Growth Fund has Investor Class Shares outstanding. REIT Fund and Special Small Cap Fund are authorized to issue only Institutional Class shares. Each share of a particular Fund represents an interest in the assets of the relevant Fund and has identical dividend, liquidation and other rights as the other shares of the Fund, except that, in the case of a Fund with multiple classes of shares, certain expenses may be incurred by one class of shares which may result in differences in dividend and liquidation values. Each share of a Fund has one vote, with fractional shares voting proportionally. On any matter submitted to a vote of all Trust shareholders, all Trust shares entitled to vote will vote together irrespective of Fund or class unless the rights of a particular Fund or class would be adversely affected by the vote, in which case a separate vote of that Fund or class will be required to decide the question. Each class of shares bears its own proportional share of fund level expenses with the Investor Class shares bearing a service and distribution fee.

2.       SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Portfolio Valuation: Equity securities which are listed or admitted to trading on a national securities exchange or other market trading system which reports actual transaction prices on a contemporaneous basis will be valued at the last sales price on the exchange on which the security is principally traded or, in the case of National Association of Securities Dealers Automated Quotations ("NASDAQ") traded securities, the NASDAQ Official Closing Price. Equity securities for which there is no sale on that day and equity securities traded only in the over-the-counter market will be valued at their closing bid prices obtained from one more dealers making markets for such securities or, if market quotations are not readily available, at their fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the identified cost method on the date that security is sold. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). Each Fund intends to distribute substantially all of its net investment income and net capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Accordingly, no provisions for U.S. federal income taxes have been made in the accompanying financial statements.

Classes: For each Fund, any class-specific expenses are borne by the relevant class. Income, non-class specific expenses and realized and unrealized gains (losses) are allocated to the respective classes on the basis of relative net assets.

30 UNDISCOVERED MANAGERS FUNDS

Expenses: The Trust accounts separately for the assets, liabilities, and operations of each Fund. Expenses directly attributable to a Fund are charged to that Fund, while expenses which are attributable to more than one Fund are allocated based upon the relative net assets of each Fund.

Cash: The Fund's uninvested cash balances are swept daily into an interest-bearing account at the custodial bank. Cash overdrafts are recorded as due to custodian on the statement of assets and liabilities and bear interest at a market rate.

Organization Costs: Organization costs have been amortized on a straight-line basis over five years for Behavioral Growth Fund, REIT Fund and Special Small Cap Fund.

3.       INVESTMENT ADVISORY, SUB-ADVISORY, ADMINISTRATION AND OTHER FEES

For each Fund, the Trust and the Adviser are parties to a management agreement under which the Adviser provides services for a fee, computed daily and paid at least quarterly, at the following annual percentage rates based on the average daily net assets of each Fund: 0.95% for Behavioral Growth Fund, 1.05% for Behavioral Value Fund, 1.05% for REIT Fund, 0.65% to 1.65% (depending on the investment performance of the Fund) for Special Small Cap Fund, and 0.95% for Small Cap Growth Fund.

The advisory fee rate for the Special Small Cap Fund is determined by adding to (or subtracting from) 1.15%, one-fifth of the number of basis points by which the total return of the Fund (excluding expenses) during the one-year period ending at the end of a calendar quarter exceeds (or falls short of) the total return of the Russell 2000 Index during the one-year period ending at the end of such quarter. The advisory fee rate will not exceed the annual rate of 1.65% nor be less than the annual rate of 0.65%. For the year ended August 31, 2003, the advisory fee was accrued at the average rate of 1.25%.

The Adviser has contractually agreed to reduce its management fees and pay the expenses of each Fund's Institutional Class and Investor Class shares in order to limit such class's expenses (exclusive of brokerage costs, interest, taxes, and extraordinary expenses) to the following annual percentage rates of the average daily net assets of such Fund's Institutional Class and Investor Class shares, subject to the obligation of each class of a Fund to repay the Adviser such class' deferred fees and expenses in future years, if any, when such class' expenses (exclusive of brokerage costs, interest, taxes, and extraordinary expenses), fall below the stated percentage rate, but only to the extent that such repayment would not cause such class' expenses (exclusive of brokerage costs, interest, taxes, and extraordinary expenses), in any such future year, to exceed the stated percentage rate, and provided that such class is not obligated to repay any such deferred fees and expenses more than three years after the end of the fiscal year in which they were incurred: 1.30% and 1.65% for Behavioral Growth Fund's Institutional Class and Investor Class shares, respectively; 1.40% for Behavioral Value Fund's Institutional Class shares; 1.40% for REIT Fund's Institutional Class; the sum of 0.55% plus the advisory fee rate for the year in question for Special Small Cap Fund's Institutional Class shares; and 1.20% for Small Cap Growth Fund's Institutional Class shares.

For the year ended August 31,2003, the Adviser reduced its fees and bore expenses pursuant to this contractual obligation. Such amounts are subject to recoupment through the end of the Trust's fiscal year ending August 31, 2006. Additionally, the Adviser reduced its fees and bore expenses pursuant to this obligation in prior years that are subject to recoupment through the Trust's fiscal years ending 2004 and 2005. Total amounts subject to recoupment as of August 31, 2003 are as follows: $523,783, $267,320, $368,811, $171,652, and
$440,673 for Behavioral Growth Fund, Behavioral Value Fund, REIT Fund, Special Small Cap Fund, and Small Cap Growth Fund, respectively.

                                                  UNDISCOVERED MANAGERS FUNDS 31

The Adviser has entered into various sub-advisory agreements pursuant to which the Adviser shall pay each sub-adviser an annual fee at the following rates:

                                                                FEE RATE AS % OF FUND'S
        FUND                      SUB-ADVISER                   AVERAGE DAILY NET ASSETS
----------------------    -------------------------------    -------------------------------
Behavioral Growth Fund    Fuller & Thaler Asset              0.60% of the first $200 million
                          Management, Inc.                   0.55% of the next  $100 million
                                                             0.50% in excess of $300 million

Behavioral Value Fund     Fuller & Thaler Asset              0.70% of the first $200 million
                          Management, Inc.                   0.65% of the next  $100 million
                                                             0.60% in excess of $300 million

REIT Fund                 Bay Isle Financial LLC             0.70% of the first $200 million
                                                             0.65% of the next  $100 million
                                                             0.60% in excess of $300 million

Special Small Cap Fund    Kestrel Investment                 0.30% - 1.30%*
                          Management Corporation

Small Cap Growth Fund     Mazama Capital Management, Inc.    0.60% of the first $200 million
                                                             0.55% of the next  $100 million
                                                             0.50% in excess of $300 million

* Sub-advisory fee rate for the Special Small Cap Fund varies depending on the investment performance of the Fund.

The Trust and the Adviser have entered into an Administrative Services Agreement, pursuant to which the Adviser has agreed to provide each Fund all administrative services. Under the Administrative Services Agreement, each Fund pays the Adviser a monthly fee at the annual rate of 0.25% of the Fund's average daily net assets.

The Trust has adopted a Service and Distribution Plan with respect to its Investor Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Investor Class 12b-1 Plan"). Under the Investor Class 12b-1 Plan, the Trust may pay fees as compensation for any or all of the following: (i) engaging in activities or bearing expenses primarily intended to result in the sale of Investor Class shares of the Trust, (ii) providing services relating to the Investor Class shares of the Trust (which would be in addition to any general services provided to a Fund as a whole) and (iii) providing additional personal services to the Trust's Investor Class shareholders and/or for the maintenance of Investor Class shareholder accounts. On an annual basis, the aggregate amount of fees under the Investor Class 12b-1 Plan with respect to each Fund authorized to issue Investor Class shares will not exceed 0.35% of the Fund's average daily net assets attributable to its Investor Class shares.

Prior to its implementation of the Investor Class 12b-1 Plan, Behavioral Growth Fund had a Shareholder Servicing Plan relating to Investor Class shares (the "Shareholder Servicing Plan"). Pursuant to the Shareholder Servicing Plan, the Trust, on behalf of the Investor Class shares of each Fund, paid to the Adviser, as the shareholder servicing agent of the Investor Class shares of the Funds, or such other entity as from time to time act as the shareholder servicing agent of such Investor Class shares (the "Servicing Agent"), a fee for services rendered and expenses borne by the Servicing Agent in connection with the provision of certain services provided to Investor Class shareholders, at an annual rate not to exceed 0.35% of a Fund's average daily net assets attributable to such Fund's Investor Class shares.

The Bank of New York is the custodian for all the Funds. PFPC Distributors, Inc. acts as the distributor for the Funds.

32 UNDISCOVERED MANAGERS FUNDS

4.       TRUSTEES' COMPENSATION

The officers of the Trust are affiliated with the Adviser. The Trust does not compensate any officers or any trustees who are affiliated with the Adviser. The Trust pays each unaffiliated trustee an annual retainer of $10,000. Each unaffiliated Trustee may elect not to receive such fees on a current basis but to receive in a subsequent period an amount equal to the value that would have resulted had the fees been invested in one or more of the Funds (selected in advance by the Trustee) on the normal payment date for such fees. This change in value is recorded as a decrease or increase in trustees' fees in the Statement of Operations. The Trust did not compensate any officer of the Trust during the year ending August 31, 2003.

5.       INVESTMENT TRANSACTIONS

Aggregate purchases and proceeds from sales of investment securities (other than U.S. Government Obligations and short-term investments) for the year ended August 31, 2003 are:

                           AGGREGATE    PROCEEDS FROM
        FUND               PURCHASES       SALES
----------------------   ------------   -------------
Behavioral Growth Fund   $102,787,030    $96,657,514
Behavioral Value Fund      25,880,062     22,793,115
REIT Fund                  75,450,835     49,804,185
Special Small Cap Fund      3,826,286      5,045,138
Small Cap Growth Fund      91,111,896     53,889,505

The aggregate gross unrealized appreciation and depreciation and net unrealized appreciation (depreciation) for all securities as computed in accordance with U.S. federal income tax principles, at August 31, 2003, for each Fund are as follows:

        FUND                  TAX COST        APPRECIATION      (DEPRECIATION)    NET APP. (DEP.)
----------------------      ------------      ------------      --------------    --------------
Behavioral Growth Fund      $ 75,541,964      $ 37,052,827      $   (956,141)     $  36,096,686
Behavioral Value Fund         30,949,753        11,086,141        (1,950,329)         9,135,812
REIT Fund                    132,998,447        33,870,093           (61,688)        33,808,405
Special Small Cap Fund         8,121,149         3,201,916          (211,657)         2,990,259
Small Cap Growth Fund         94,691,982        23,407,860        (3,602,815)        19,805,045

6.       DIVIDENDS FROM NET INVESTMENT INCOME AND DISTRIBUTIONS OF CAPITAL GAINS

With respect to all Funds, except for the REIT Fund, dividends from net investment income, if any, are distributed at least annually and net realized capital gains from investment transactions, if any, are normally distributed to shareholders annually, but may, to the extent permitted by law, be made more frequently as deemed advisable by the Trustees of the Trust. The REIT Fund distributes dividends from net investment income quarterly. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and capital gain distributions are determined in accordance with U.S. federal income tax requirements, which may differ from GAAP. To the extent the differences are permanent in nature, such amounts are reclassified within the capital accounts based on their U.S. federal income tax treatment. These reclassifications have no effect upon net assets or net asset values.

                                                  UNDISCOVERED MANAGERS FUNDS 33

For the year ended August 31, 2003, differences in book and tax accounting have been reclassified as follows:

                                        INCREASE/              INCREASE/(DECREASE)          INCREASE/(DECREASE
                                        (DECREASE)              UNDISTRIBUTED NET            ACCUMULATED NET
        FUND                          PAID-IN-CAPITAL        INVESTMENT INCOME/(LOSS)      REALIZED GAIN/(LOSS)
----------------------                ---------------        ------------------------      --------------------
Behavioral Growth Fund                  $(758,308)                   $758,308                          -
Behavioral Value Fund                    (186,125)                    186,094                  $      31
REIT Fund                                (162,174)                    224,847                    (62,673)
Special Small Cap Fund                    (93,171)                     93,123                         48
Small Cap Growth Fund                    (743,810)                    743,810                          -

As of August 31, 2003, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                                                                                               TOTAL
                                                                                            DISTRIBUTABLE
                                                                         UNREALIZED           EARNINGS/
                              CAPITAL LOSS         POST-OCTOBER         APPRECIATION/       (ACCUMULATED
         FUND                 CARRYFORWARD        CAPITAL LOSSES       (DEPRECIATION)*         LOSSES)
----------------------        -------------       --------------       ---------------      -------------
Behavioral Growth Fund        $(88,854,056)                   -         $ 36,096,686        $(52,757,370)
Behavioral Value Fund             (250,024)                   -            9,135,812           8,885,788
REIT Fund                                -          $  (902,839)          33,808,405          32,905,566
Special Small Cap Fund            (402,067)             (59,681)           2,990,259           2,528,511
Small Cap Growth Fund             (802,129)          (1,407,512)          19,805,045          17,595,404

*The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and return of capital adjustments for real estate investment trusts.

7.       CAPITAL LOSS CARRYFORWARDS

Post-October losses represent losses realized on investment transactions from November 1, 2002 through August 31, 2003, that, in accordance with Federal income tax regulations, a Fund may elect to defer and treat as having arisen in the following year.

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. The Funds intend to utilize provisions of the Federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains.

As of August 31, 2003, the following Funds had capital loss carryforwards which are available to offset future capital gains, if any, as follows:

        FUND                                        LOSSES DEFERRED                         YEAR OF EXPIRATION
----------------------                              ---------------                         ------------------
Behavioral Growth Fund                                $22,402,593                                  2009
Behavioral Growth Fund                                 66,451,463                                  2010
Behavioral Value Fund                                     250,024                                  2011
Special Small Cap Fund                                    402,067                                  2011
Small Cap Growth Fund                                     802,129                                  2010

8.       CONCENTRATION OF RISK

Small Companies: All of the Funds may invest in companies with relatively small market capitalizations. Several of the Funds will invest primarily in such companies. Investments in companies with relatively small market capitalizations may involve greater risk than is usually associated with stocks of larger companies. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalizations.

34 UNDISCOVERED MANAGERS FUNDS

Real Estate Investment Trusts: REIT Fund invests primarily in shares of real estate investment trusts. While the Fund will not invest in real estate directly, the Fund may be subject to risks similar to those associated with direct ownership of real estate. These risks may include, but are not limited to, price movement as a result of interest rate fluctuations, general and local economic conditions, and heavy cash flow dependency, in addition to securities market risks.

                                                  UNDISCOVERED MANAGERS FUNDS 35

TO THE TRUSTEES AND SHAREHOLDERS OF
UNDISCOVERED MANAGERS FUNDS:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Undiscovered Managers Funds (the "Trust") comprising Undiscovered Managers Behavioral Growth Fund, Undiscovered Managers Behavioral Value Fund, Undiscovered Managers REIT Fund, Undiscovered Managers Special Small Cap Fund and UM Small Cap Growth Fund (the "Funds"), as of August 31, 2003, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the Trust as of August 31, 2003, the results of their operations for the year then ended, the changes in their net assets, and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Philadelphia, Pennsylvania
October 17, 2003

36 UNDISCOVERED MANAGERS FUNDS

                          UNDISCOVERED MANAGERS FUNDS
                    ADDITIONAL TRUST INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the general oversight of the Trust's Board of Trustees. Information pertaining to the Trustees and officers of the Trust is set forth below. The Trust's Statement of Additional Information ("SAI") includes more information about the Trustees. A free copy of the SAI may be obtained by calling 1-888-242-3514 (toll-free).

       NAME, ADDRESS,            POSITION(S) HELD       LENGTH OF TIME      POSITION(S); PRINCIPAL OCCUPATION(S)
          AND AGE                HELD WITH TRUST            SERVED                 DURING PAST FIVE YEARS
NON-INTERESTED TRUSTEES:
ROGER B. KEATING                       Trustee              Since 1997      President of Time Warner Los Angeles
Time Warner Cable Los Angeles                                               since April 1, 2003
950 South Coast Drive                                                       President of Time Warner National
Suite 300                                                                   Division from June 2002 to April 1,
Costa Mesa, CA 92626                                                        2003 Senior Vice President, General
Age: 42                                                                     Manager of AOL Vertical Markets from
                                                                            December 2000 to June 2002 Chief
                                                                            Executive Officer of Zatso (formerly
                                                                            known as ReacTV) from March 1998 to
                                                                            December 2000 Senior Vice President
                                                                            of Comcast Cable from August 1993 to
                                                                            March 1998

MATTHEW J. KILEY                       Trustee              Since 1997      President of Weyhill Group, a
849 Foxfield Road                                                           management consulting firm serving
Lower Gwynedd, PA 19002                                                     business and civic organizations,
Age: 41                                                                     since April 2002 Self-employed from
                                                                            October 1999 to April 2002 Executive
                                                                            Vice President of Campus Services
                                                                            for Self-employed from October 1999
                                                                            to April 2002 Executive Vice
                                                                            President of Campus Services for
                                                                            ARAMARK Corporation from May 1998 to
                                                                            October 1999
                                                                            Executive Vice President of Sports
                                                                            and Entertainment and Vice President
                                                                            of Global Food and Support Services
                                                                            at ARAMARK Corporation from
                                                                            September 1996 to May 1998
                                                                            Deemed the Audit Committee Financial
                                                                            Expert Under Section 406 of the
                                                                            Sarbanes-Oxley Act of 2002

ROBERT P. SCHMERMUND                   Trustee              Since 1997      Managing Director of Corporate
America's Community Bankers                                                 Communications for America's
900 19th Street NW                                                          Community Bankers since January 1993
Suite 400
Washington, DC 20006
Age: 48

INTERESTED TRUSTEE:
MARK P. HURLEY                         Trustee              Since 1997      Chairman and Chief Executive Officer
Undiscovered Managers, LLC                                                  of Undiscovered Managers, LLC since
700 North Pearl Street                                                      February 2001 President and Chief
Suite 1625                                                                  Executive Officer of Undiscovered
Dallas, Texas 75201                                                         Managers, LLC from September 1997 to
Age: 45                                                                     February 2001

OFFICERS:
MARK P. HURLEY                         President            Since 1997      Chairman and Chief Executive Officer
Undiscovered Managers, LLC                                                  of Undiscovered Managers, LLC since
700 North Pearl Street                                                      February 2001 President and Chief
Suite 1625                                                                  Executive Officer of Undiscovered
Dallas, Texas 75201                                                         Managers, LLC from September 1997 to
Age: 45                                                                     February 2001

PATRICIA L. DUNCAN             Treasurer & Secretary  Secretary since 2000  Vice President of Undiscovered
Undiscovered Managers, LLC                            Treasurer since 2001   Managers, LLC since January 2000
700 North Pearl Street                                                      Registered Marketing Administrator
Suite 1625                                                                  of Undiscovered Managers, LLC from
Dallas, Texas 75201                                                         December 1997 to January 2000
Age: 40                                                                     Executive Secretary at Prentiss
                                                                            Properties from April 1994 to
                                                                            December 1997

                                                    OTHER
                                                DIRECTORSHIPS
     NAME, ADDRESS,            NUMBER OF FUNDS      HELD
         AND AGE               IN FUND COMPLEX   BY TRUSTEE
NON-INTERESTED TRUSTEES:
ROGER B. KEATING                       6             --
Time Warner Cable Los Angeles
950 South Coast Drive
Suite 300
Costa Mesa, CA 92626
Age: 42

MATTHEW J. KILEY                       6             --
849 Foxfield Road
Lower Gwynedd, PA 19002
Age: 41

ROBERT P. SCHMERMUND                   6             --
America's Community Bankers
900 19th Street NW
Suite 400
Washington, DC 20006
Age: 48

INTERESTED TRUSTEE:
MARK P. HURLEY                         6             --
Undiscovered Managers, LLC
700 North Pearl Street
Suite 1625
Dallas, Texas 75201
Age: 45

OFFICERS:
MARK P. HURLEY                         6             --
Undiscovered Managers, LLC
700 North Pearl Street
Suite 1625
Dallas, Texas 75201
Age: 45

PATRICIA L. DUNCAN                     --            --
Undiscovered Managers, LLC
700 North Pearl Street
Suite 1625
Dallas, Texas 75201
Age: 40

                                                  UNDISCOVERED MANAGERS FUNDS 37

                          DIVIDEND NOTICES (UNAUDITED)

The tax character of dividends and distributions paid during the fiscal year ended August 31, 2003 and August 31, 2002 are as follows:

                                          ORDINARY            LONG-TERM          RETURN
         FUND                              INCOME           CAPITAL GAIN        OF CAPITAL              TOTAL
---------------------                   ------------        ------------        ----------           -----------
Behavioral Value Fund
2003                                               -        $  2,076,201                 -           $ 2,076,201
2002                                               -             473,038                 -               473,038
REIT Fund
2003                                    $  7,732,955           1,879,221        $  160,042             9,772,218
2002                                       2,302,185             418,911                 -             2,721,096
Special Small Cap Fund
2003                                               -             470,183                 -               470,183
2002                                               -             559,387                 -               559,387
Small Cap Growth Fund
2003                                               -                   -                 -                     -
2002                                         155,770                   -                 -               155,770

Of the distributions made by the following Funds, the corresponding percentage represents the amount of each distribution which will qualify for the dividend received deduction available to corporate shareholders under Section 854(b)(2) of the Internal Revenue Code.

  FUND                            PERCENTAGE
REIT Fund                             0%

38 UNDISCOVERED MANAGERS FUNDS

                  SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

A special meeting of Undiscovered Managers Small Cap Value Fund and Undiscovered Managers Mid Cap Value Fund (the "Funds") was held on March 28, 2003 for the purpose of approving (i) new sub-advisory agreements relating to the Funds between Undiscovered Managers, LLC (the "Adviser") and J.L. Kaplan Associates LLC ("Kaplan"), sub-adviser to the Funds, and (ii) the reorganization of the Funds into series of Evergreen Equity Trust. The approval of new sub-advisory agreements was sought due to a change of control of Kaplan. With regard to the proposed reorganizations, Undiscovered Managers Small Cap Value Fund was proposed to be reorganized into Evergreen Small Cap Value Fund II, and Undiscovered Managers Mid Cap Value Fund was proposed to be reorganized into Evergreen Mid Cap Value Fund.

Each matter received the following votes from each Fund:

-----------------------------------------------------------------------------------------------------------------------------
                                                     AFFIRMATIVE           NEGATIVE                                BROKER
    FUND                          MATTER                VOTES                VOTES           ABSTENTIONS          NON-VOTES
-----------------------------------------------------------------------------------------------------------------------------
Undiscovered               Approval or              3,540,737.689         46,725.948         118,084.146        1,427,042.000
Managers Small             Disapproval of an
Cap Value Fund             Agreement and Plan
                           of Reorganization
-----------------------------------------------------------------------------------------------------------------------------
                           Approval or              4,899,176.329         63,617.459         169,785.995                    0
                           Disapproval of a Sub-
                           Advisory Agreement
-----------------------------------------------------------------------------------------------------------------------------
Undiscovered               Approval or                366,057.735                  0                   0           11,643.000
Managers Mid Cap           Disapproval of an
Value Fund                 Agreement and Plan
                           of Reorganization
-----------------------------------------------------------------------------------------------------------------------------
                           Approval or                377,700.735                  0                   0                    0
                           Disapproval of a Sub-
                           Advisory Agreement
-----------------------------------------------------------------------------------------------------------------------------

The new sub-advisory agreements and the plans of reorganization were approved at the special meeting of shareholders, and the reorganization of the Funds took effect on April 25, 2003.

With respect to UM Merger & Acquisition Fund, the other fund sub-advised by Kaplan, in lieu of a meeting of shareholders, action by written consent was taken as of March 28, 2003 by the Adviser, the sole shareholder of UM Merger & Acquisition Fund, approving (i) a new sub-advisory agreement between the Adviser and Kaplan, and (ii) the reorganization of UM Merger & Acquisition Fund into Evergreen Merger & Acquisition Fund, a series of Evergreen Equity Trust. The reorganization of UM Merger & Acquisition Fund took place on April 25, 2003.

                                                  UNDISCOVERED MANAGERS FUNDS 39

                           [Intentionally left Blank]

                                  HOW TO REACH

                        [UNDISCOVERED MANAGERS(TM) LOGO]

  BY PHONE

  CLIENT SERVICES,
  GENERAL INFORMATION OR
  TO OBTAIN A PROSPECTUS            (888) 242-3514 (TOLL-FREE)

  ACCOUNT INFORMATION               (800) 667-1224 (TOLL-FREE)

A REGISTERED REPRESENTATIVE CAN BE REACHED FROM 7:30 AM - 7:00 PM CT

  BY FAX                                                (214) 880-8261

  BY MAIL                           700 NORTH PEARL STREET, SUITE 1625
                                                      DALLAS, TX 75201

  BY E-MAIL                         INVEST@UNDISCOVEREDMANAGERS.COM

                            WWW.UNDISCOVEREDMANAGERS.COM

                          UNDISCOVERED MANAGERS FUNDS
                      700 NORTH PEARL STREET , SUITE 1625
                                DALLAS, TX 75201
                                 (888)-242-3514

                          www.undiscoveredmanagers.com

ITEM 2. CODE OF ETHICS.

         (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.


         (b) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.


         (c) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

         (a) As of the end of the period covered by the report, the registrant's board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee and that person is "independent."


         (b) From January 1990 to August 1996, Matthew J. Kiley worked as a consultant at McKinsey & Company and in such capacity provided strategic, operations and merger and acquisition advice to clients, which advice was usually based, at least in part, on analyses of a client's accounting statements. From September 1996 to October 1999, Mr. Kiley was an Executive Vice President at ARAMARK Corp. with various operating responsibilities, and in such positions, Mr. Kiley used financial statements as a key component of determining operating performance and managing the business. In addition, in 1987, Mr. Kiley received a masters of business administration from the Stanford Graduate School of Business and in pursuing such degree completed courses in financial accounting, cost accounting and other topics (e.g. strategy) that used financial statements extensively.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

         (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or
                  15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

         (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

         Ex-99.CODE ETH     Code of ethics, or any amendment thereto, that is
                            the subject of disclosure required by Item 2 is attached hereto.

         Ex-99.CERT         Certifications pursuant to Section 302 of the
                            Sarbanes-Oxley Act of 2002 are attached hereto.

         Ex-99.906 CERT     Certifications pursuant to Section 906 of the
                            Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                   Undiscovered Managers Funds
            -------------------------------------------------------------------

By (Signature and Title)*  /s/ Mark P. Hurley
                          ------------------------------------------------------
                          Mark P. Hurley, Principal Executive Officer
                          (principal executive officer)

Date                                 October 30, 2003
    ---------------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Mark P. Hurley
                          ------------------------------------------------------
                          Mark P. Hurley, Principal Executive Officer
                          (principal executive officer)

Date                       October 30, 2003
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By (Signature and Title)* /s/ Patricia L. Duncan
                          ------------------------------------------------------
                          Patricia L. Duncan, Principal Financial Officer (principal financial officer)

Date                                   October 30, 2003
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* Print the name and title of each signing officer under his or her signature.